                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]


Check the appropriate box:

[_] Preliminary Proxy Statement           [_] CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
[X] Definitive Proxy Statement                RULE 14A-6(E)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12



                         TIFF Investment Program, Inc.
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[X] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:

                                  MEMORANDUM

To:       Shareholders of the TIFF International Equity Fund

From:     Esther Cash

Date:     March  9, 1995

Re: New Money Manager Agreements with Delaware International Advisers Inc., Marathon Asset Management Ltd., Bee & Associates Incorporated and Lazard Freres Asset Management
          -------------------------------------------------------------------

A Special Meeting of the Fund's Members will be held on March 22, 1995 for the purpose of approving new money manager agreements with two current money managers of the Fund, Delaware and Marathon, and two proposed new money managers of the Fund, Bee and Lazard.

New money manager agreements with Delaware and Marathon are necessary because of a change in ownership of each. The shares of the indirect parent of Delaware are being sold to a subsidiary of Lincoln National Corporation. Trusts established by the principals of Marathon that had held 55% of Marathon's parent company's voting shares recently gained 100% control of such Company. David Salem, the President of TIP and FAI, has reviewed these situations and has discussed them with the TIP and FAI Boards. The Boards believe that these transactions will have no adverse impact on the day-to-day operations of Delaware or Marathon or their ability to manage Fund assets in the manner described in the TIP Prospectus. New money manager agreements with Bee and Lazard are proposed to enable the Fund, with its growing asset base, to benefit from the management services of additional money managers.

TIP has applied to the SEC for exemption from Member approval of money manager agreements, but such relief is not expected until later this year. In the meantime, we must obtain approval of the new Money Manager Agreements with Delaware, Marathon, Bee and Lazard from all Members of the Fund. For that purpose, a Special Meeting of Members will be held on March 22, 1995.

The enclosed Proxy Statement provides details of the transactions described above, as well as information about Delaware, Marathon, Bee and Lazard. We ask that you review these materials. If you do not plan to attend the Meeting in person, then please fill in, sign and date the enclosed postcard to appoint David Salem and me as your proxies to vote your shares at this meeting, and return it to TIP as soon as possible to ensure that a quorum is present. We must receive this postcard by March 22 in order for your shares to be represented by us by proxy at the Special Meeting. Of course, if you have any questions about how the changes in ownership of Delaware and Marathon, or the engagement of Bee and Lazard, will affect the management of the Fund's assets, please give us a call.

Thank you for your cooperation.

                            TIFF Investment Program


                         TIFF International Equity Fund

                      NOTICE OF SPECIAL MEETING OF MEMBERS
                           TO BE HELD MARCH 22, 1995

     A Special Meeting of the shareholders ("Members") of the TIFF International Equity Fund (the "Fund") of TIFF Investment Program, Inc. ("TIP") will be held at TIP's principal offices at 2405 Ivy Road, Charlottesville, Virginia 22903 on March 22, 1995 at 10:00 a.m. Eastern Time for the following purposes:

(1) To approve or disapprove a new money manager agreement between TIP (for the account of the Fund) and Delaware International Advisers Ltd. ("Delaware") in a form identical to the existing money manager agreement with Delaware, to take effect upon the closing of a proposed change in control of Delaware;

(2) To approve or disapprove a new money manager agreement between TIP (for the account of the Fund) and Marathon Asset Management Ltd. ("Marathon") in a form identical to the money manager agreement with Marathon previously approved by the Fund's Members (such new Agreement requiring the approval of the Fund's Members because of a change in control of Marathon);

(3) To approve or disapprove a new money manager agreement between TIP (for the account of the Fund) and Bee & Associates Incorporated ("Bee") to enable Bee to act as a money manager with respect to a portion of the Fund's assets;

(4) To approve or disapprove a new money manager agreement between TIP (for the account of the Fund) and Lazard Freres Asset Management ("Lazard") to enable Lazard to act as money manager with respect to a portion of the Fund's assets; and

(5)  To transact such other business as may properly come before the meeting.

     The matters referred to above are discussed in detail in the Proxy Statement attached to this Notice. The Board of Directors has fixed February 28, 1995 (the "Record Date") as the record date for determination of Members entitled to vote at the meeting.

     You are cordially invited to attend the Meeting. All Members are requested to complete, date and sign the enclosed form of proxy and return it promptly. This proxy is being solicited on behalf of the Board of Directors.

                                    By Order of the Board of Directors


                                    Esther Cash
                                    Secretary

March 9, 1995

                    SIGN, DATE AND RETURN THE ENCLOSED PROXY
                      PROMPTLY TO AVOID ADDITIONAL EXPENSE

YOU CAN HELP THE FUNDS AVOID THE NECESSITY OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUMS MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED POSTCARD REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                            TIFF Investment Program

                         TIFF International Equity Fund

                                 P.O. Box 5165
                        Charlottesville, Virginia  22905

                                Proxy Statement

                          Special Meeting of Members
                                 March 22, 1995


                               TABLE OF CONTENTS


                                                         Page
                                                         ----

     Fund Information..................................     1
     Proxy Procedures..................................     3
     Proposal 1 (Proposed Delaware Agreement)..........     4
     Proposal 2 (Proposed Marathon Agreement)..........     9
     Proposal 3 (Proposed Bee Agreement)...............    12
     Proposal 4 (Proposed Lazard Agreement)............    13
     Evaluations of Proposals and Recommendations by
       TIP Directors...................................    16
     Other Business....................................    17
     Appendix A:  Form of Proposed Delaware Agreement
     Appendix B:  Form of Proposed Marathon Agreement
     Appendix C:  Form of Proposed Bee Agreement
     Appendix D:  Form of Proposed Lazard Agreement


                             *  *  *  *  *  *  *  *


     The enclosed proxy is solicited on behalf of the Board of Directors of TIFF Investment Program, Inc. ("TIP"), with respect to a special meeting (the "Meeting") of shareholders (the "Members") of TIFF International Equity Fund (the "Fund"). Such proxy is revocable at any time before it is voted by sending written notice of the revocation to TIP, attention Secretary, or by appearing personally at the Meeting. The cost of preparing and mailing the notice of meeting, proxy card, this proxy statement and any additional proxy materials has been or is to be borne by Delaware International Advisers Ltd. and Marathon Asset Management Ltd. (both Money Managers, as such term is hereinafter defined, of a portion of the Fund's assets), and by Foundation Advisers, Inc. ("FAI"), the Fund's investment adviser. The Board proposes to mail the enclosed notice of meeting, proxy card and this proxy statement on or about March 9, 1995.


                                FUND INFORMATION

     Member Information. As of February 28, 1995, the Fund had outstanding 9,781,013.786 shares of beneficial interest representing a total net asset value of $92,211,940.82, each dollar of beneficial interest being entitled to one vote.

     As of February 28, 1995, the following persons owned of record or beneficially 5% or more of the shares of common stock of the Fund:


Name and Address                           Amount and Nature           Percent
of Beneficial Owner                     of Beneficial Ownership        of Fund
- -------------------                     -----------------------        --------

Houston Endowment Inc.              2,513,127.965 shares                 25.69%
600 Travis, Suite 6400              ($23,698,796.71 net asset value)
Houston, Texas  77002

The Rockefeller Foundation          1,942,514.368 shares                 19.86%
420 Fifth Avenue                    ($18,317,910.49 net asset value)
New York, New York  10018

California Community Foundation     624,487.365 shares                    6.38%
606 S. Olive Street, Suite 2400     ($5,888,915.85 net asset value)
Los Angeles, California  90014

Carnegie Corporation of New York    502,625.593 shares                    5.14%
437 Madison Avenue                  ($4,739,759.34 net asset value)
New York, New York  10022

Meadows Foundation, Inc.            502,625.593 shares                    5.14%
3003 Swiss Avenue                   ($4,739,759.34 net asset value)
Dallas, Texas  75204

     The Fund will furnish, without charge, a copy of TIP's annual report for its fiscal year ended December 31, 1994 to any Member upon request. To request a copy, please write to AMT Capital Services, Inc. ("AMT Capital"), at 430 Park Avenue, New York, New York 10022, or call AMT Capital at (212) 308-4848 or (800) 762-4845.

     Investment Adviser and Money Managers. TIP's executive offices are located at 2405 Ivy Road, Charlottesville, Virginia 22903. The Fund's investment adviser is Foundation Advisers, Inc. ("FAI"), a registered investment adviser with an address at P.O. Box 5165, Charlottesville, Virginia 22905. Pursuant to its investment advisory agreement with TIP (the "Advisory Agreement"), FAI: (a) develops investment programs, selects money managers (the "Money Managers") who each act as subadvisers with respect to a portion of the Fund's assets; and monitors Money Manager investment activities and results; (b) provides or oversees the provision of all general management, investment advisory and portfolio management services to TIP; and (c) provides TIP with office space, equipment and personnel.

     Except as follows, no money manager agreement between TIP, for the account of the Fund, and any Money Manager has been terminated. On November 14, 1994, the money manager agreement between TIP, for the account of the Fund, and Blairlogie Capital Management Ltd. ("Old Blairlogie") was terminated automatically pursuant to its terms upon the consummation of the consolidation of Old Blairlogie and certain other entities with Thomson Advisory Group L.P., because such transaction resulted in a transfer of Old Blairlogie's investment advisory business to a new limited partnership, Blairlogie Capital Management ("New Blairlogie"), and new ownership of such advisory business. New Blairlogie retained the services of Old Blairlogie's advisory personnel and employees who had previously provided services to the Fund. Prior to the closing of this transaction, the Fund's Members had approved a new money manager agreement with New Blairlogie, which agreement took effect upon such closing.

     Similarly, on December 21, 1994, the money manager agreement between TIP, for the account of the Fund, and Marathon Asset Management Ltd. ("Marathon") was terminated automatically pursuant to its terms upon the completion of a change in control of Marathon resulting from an increase in the percentage of shares of Marathon's parent owned by companies affiliated with Marathon's principals from 55% to 100%. The Board of Directors has approved an interim money manager agreement with Marathon, the terms of which are identical to the terminated agreement, except for the effective and termination dates, and the fact that Marathon does not earn any fees pursuant to such interim agreement (which has not been approved by the Members). The Members are being asked to consider approval of a new money manager agreement with Marathon at this meeting. See the information set forth herein under Proposal 2 for details.

     Distributor and Administrator. AMT Capital Services, Inc., the address of which is 430 Park Avenue, New York, New York 10022, serves as the Fund's distributor and administrator.


                                PROXY PROCEDURES

     Timely, properly executed proxies will be voted as Members instruct. Unless instructions to the contrary are marked, proxies will be voted FOR the proposals set forth in the attached Notice.

     The presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund is required to constitute a quorum at the Meeting. Shares held by Members present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. Abstentions will also be counted for quorum purposes.

     Broker or nominee "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will have the same effect as abstentions in determining whether a proposal has received the requisite approval. Where the broker or nominee has no discretion to vote the shares as to one or more proposals before the Meeting, the non-voted shares will be excluded from the pool of shares voted on such proposals. Thus, abstentions and non-votes will have the same effect as a negative vote on proposals requiring the affirmative vote of a specified portion of the Fund's outstanding shares, but will not be considered votes cast and thus will have no effect on matters requiring approval of a specified percentage of votes cast.

     In the event that a quorum is present at the Meeting but sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any such adjournment. A vote of the Members may be taken on one or more of the proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received for approval.

     Approval of Proposals 1, 2, 3 and 4 each requires the vote of a "majority of the outstanding voting securities" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), which means the vote of 67% or more of the shares of the Fund present at the Meeting (if the holders of more than 50% of the outstanding shares are present or represented by proxy), or the vote of more than 50% of the outstanding shares of the Fund, whichever is less.

                                  PROPOSAL 1:

APPROVAL OR DISAPPROVAL OF A NEW MONEY MANAGER AGREEMENT BETWEEN TIP, FOR THE ACCOUNT OF THE FUND, AND DELAWARE INTERNATIONAL ADVISERS LTD., TO TAKE EFFECT UPON THE CLOSING OF A PROPOSED CHANGE IN CONTROL OF DELAWARE.

     Delaware International Advisers Ltd. ("Delaware") currently acts as a Money Manager with respect to a portion of the Fund's assets pursuant to a money manager agreement (the "Current Delaware Agreement") with TIP, for the account of the Fund.

     At the Meeting, Members of the Fund will be asked to approve a new money manager agreement (the "Proposed Delaware Agreement") to replace the Current Delaware Agreement because consummation of the Merger (as described below) would cause the Current Delaware Agreement automatically to terminate in accordance with its terms. In the event that the Merger does not take place, the Current Delaware Agreement will continue. The Proposed Delaware Agreement contains the same terms and conditions as the Current Delaware Agreement, except for their effective and termination dates.

     The following summary provides information about the Merger, the terms and conditions of the Current Delaware Agreement, and Delaware. Please see the section of this Proxy Statement entitled "Evaluation of Proposals and Recommendations by TIP Directors" for information regarding the deliberations of the Boards of Directors concerning approval of the Proposed Delaware Agreement.

The Merger Agreement

     Terms of the Merger. On December 12, 1994, Lincoln National Corporation ("LNC"), George Sub, Inc., a newly-formed, wholly-owned subsidiary of LNC (the "Merger Subsidiary") and Delaware Management Holdings, Inc. ("DMH"), the indirect parent of Delaware, entered into a merger agreement (the "Merger Agreement"). The Merger Agreement provides that the Merger Subsidiary will be merged with and into DMH, causing DMH to become a wholly-owned subsidiary of LNC. This transaction is referred to herein as the "Merger."

     Under the Merger Agreement, cash consideration of $301 million will be paid to the holders of DMH common stock, options, warrants, phantom stock and phantom stock equivalents ("DMH Equity"). The cash consideration will be allocated to holders of DMH Equity so that each such holder receives the same amount per share (on a fully diluted basis) after deducting from the amounts payable to the holders of DMH options and warrants the exercise price of the options or warrants.

     Most of the cash consideration will be paid to the holders of DMH Equity at the closing of the Merger; however, a portion of the cash consideration will be paid after closing to holders of options that have not vested as of the closing date and holders of phantom stock that could not have been "put" to DMH under the terms of the relevant phantom stock agreement, as a result of the Merger.

     In addition to the $301 million of cash consideration, the holders of DMH Equity are entitled to receive, subject to the satisfaction of certain conditions, a contingent payment of up to a maximum $22.5 million on June 1, 1997. The amount of this contingent payment will depend upon the cumulative management revenues (i.e., investment management and advisory or sub-advisory fees) of DMH during the period April 1, 1995 through March 31, 1997 (the "Measurement Period"). If the cumulative management revenues during the Measurement Period do not exceed $245.6 million, no contingent payments will be made. If cumulative management revenues exceed that amount, then a contingent payment will be made by LNC in an amount determined by multiplying $22.5 million by a fraction, the numerator of which will be the amount by which cumulative management revenues during the Measurement Period exceed $245.6 million and the denominator of which is $26.9 million.

     Conditions to Closing of the Merger. The closing of the Merger is subject to a number of conditions, including a condition that Delaware Group Funds (as defined in the Merger Agreement) which collectively included at least 90% of all the assets of the Delaware Group Funds as of November 30, 1994, shall, by shareholder vote, have approved new investment advisory agreements with DMH's investment advisory affiliates and that the aggregate amount of net assets under management by DMH, through its investment advisory affiliates, on the last day of the calendar month ending prior to the closing of the Merger, after certain adjustments and excluding market value fluctuations, shall equal or exceed 90% of the net assets under management on November 30, 1994.

     In addition, the Merger must have been approved by the holders of a majority of the outstanding common stock of DMH; however, the holders of a majority of the outstanding common stock of DMH have already agreed to vote in favor of the Merger, so the approval of the DMH stockholders is virtually assured. A further condition under the Merger Agreement is that holders of no more than 15% of the outstanding common stock of DMH shall have perfected appraisal rights under applicable provisions of the Delaware law with respect to the Merger.

     The closing of the Merger and, consequently, the assignment of the Current Delaware Agreement, is currently scheduled to occur on or about March 31, 1995. The Merger Agreement may be terminated upon the occurrence of certain events, and may be terminated by either party if the Merger has not been consummated on or before June 30, 1995.

     Effect of the Merger on Key Personnel of Delaware. In connection with the Merger, Wayne A. Stork (Chairman, Chief Executive Officer and Director of DMH, and Chairman, Chief Executive Officer and Director of Delaware), and Brian F. Wruble (President, Chief Operating Officer and Director of DMH, and Director of Delaware), have executed employment agreements with DMH and LNC providing that they will continue in the employ of DMH for a period of approximately four years if the Merger is consummated. In addition to Mr. Stork and Mr. Wruble, David K. Downes (Senior Vice President, Chief Financial Officer and Chief Administrative Officer of DMH, Treasurer of DMH and Director of Delaware) has also executed an employment agreement which provides that he will remain in the employ of DMH for a period of approximately three years if the Merger is consummated.

Terms and Conditions of the Current and Proposed Delaware Agreements

     Delaware serves as Money Manager to the Fund pursuant to the Current Delaware Agreement. The Current Delaware Agreement, dated April 18, 1994, was approved by the Board of Directors on March 21, 1994 and by Members of the Fund on May 27, 1994. The Proposed Delaware Agreement was approved by the Board of Directors on February 16, 1995.

     Members are not being asked to approve the continuation of the Current Delaware Agreement. It will continue in the event that the Merger does not take place. Only the Proposed Delaware Agreement is being submitted for Member approval.

     Members should refer to Appendix A for the complete terms of the Proposed Delaware Agreement.

     The Current Delaware Agreement is identical to the Proposed Delaware Agreement except for its effective and termination dates.

     Basic Terms. Each of the Current and Proposed Delaware Agreements has an initial term of two years and provides that it will thereafter continue in effect from year to year only if such continuation is specifically approved at least annually by (a) either (i) a vote of a majority of the Board of Directors of TIP, or (ii) a vote of a majority of the outstanding voting securities of the Fund, and (b) a vote of a majority of the Fund's directors who are not "interested persons" (as defined in the 1940 Act). Each of the Current and Proposed Delaware Agreements provides that it may be terminated by the Fund, by its Board of Directors or by a vote of a majority of its outstanding voting securities, or by Delaware, in each case at any time upon 30 days' written notice to the other party. In addition, each Agreement provides for its automatic termination in the event of assignment. Under the 1940 Act, the completion of the Merger will constitute such an assignment and will trigger the termination of the Current Delaware Agreement.

     The Proposed Delaware Agreement, like the Current Delaware Agreement, provides that Delaware is required to manage the securities held by the Fund, subject to the supervision and stated direction of FAI, the Fund's investment adviser, and ultimately TIP's Board of Directors, in accordance with the Fund's investment objective and policies, make investment decisions for the Fund, and place orders to purchase and sell securities on behalf of the Fund.

     The Proposed Delaware Agreement and the Current Delaware Agreement each provide that Delaware is not liable to the Fund for any error of judgment but shall be liable to the Fund for any loss resulting from willful misfeasance, bad faith or gross negligence by Delaware in providing services under the Agreement or from reckless disregard by Delaware of its obligations and duties under the Agreement.

     Money Management Fees. The fees under the Proposed Delaware Agreement are the same as the fees under the Current Delaware Agreement. The Proposed Delaware Agreement provides that the Fund will pay Delaware a monthly fee at an annual rate based on average daily net assets of the Fund (which is the same fee rate as originally contracted with Delaware) as follows:

                                 TIFF
          Portion of Average International
          Daily Net Assets   Equity Fund
          ------------------ ------------

          first $50 million    0.50%
          next $50 million     0.35%
          over $100 million    0.30%

          During the Fund's fiscal year ended December 31, 1994, the Fund paid Delaware a total of $22,025.48 in payment for its services pursuant to the Current Delaware Agreement.

          Consequences of Approval and of Disapproval. If the Proposed Delaware Agreement is approved by the Members, it will become effective upon consummation of the Merger, and will remain in effect, unless earlier terminated, for an initial two-year term, subject to annual review and continuation thereafter.

          Delaware and the other parties to the Merger may proceed with the Merger without regard to whether the Proposed Delaware Agreement is not approved by the Members. In the event that the Members do not approve the Proposed Delaware Agreement and the Merger is consummated, subject to the approval of the Securities and Exchange Commission if necessary, the Board of Directors of TIP would seek to obtain for the Fund interim advisory services either from Delaware or from another advisory organization. Thereafter, the Board of Directors would either negotiate a new money manager agreement with an advisory organization selected by the Board or make other appropriate arrangements, in either event subject to approval by the Members.

Background Information Regarding Delaware and LNC

          Delaware. Delaware, a United Kingdom company, the address of which is Veritas House, 3rd Floor, 125 Finsbury Pavement, London, England EC2A INQ, is an investment adviser registered in the United States under the Investment Advisers Act of 1940 (the "Advisers Act"), and is also a member of Investment Management Regulatory Organization ("IMRO") in the United Kingdom. Delaware commenced operations in December 1990. On November 30, 1994, Delaware was managing approximately $2.2 billion, of which approximately $261 million were registered investment company assets.

          Wayne A. Stork is the Chairman and Chief Executive Officer and a Director of Delaware, and David G. Tilles is the Managing Director, Chief Investment Officer and a Director of Delaware. The other current Directors of Delaware and their principal occupations are as follows: Brian F. Wruble, President and Chief Operating Officer of Delaware Management Company, Inc. ("DMC"), a registered investment adviser that is, like Delaware, an indirect subsidiary of DMH; Winthrop S. Jessup, Executive Vice President of DMC; George
M. Chamberlain, Jr., Senior Vice President and Secretary of DMC; Richard G. Unruh, Jr., Executive Vice President of DMC; David K. Downes, Senior Vice President, Chief Financial Officer and Chief Administrative Officer of DMC; John
C. E. Campbell, Senior Vice President/Client Services of Delaware Investment Advisers, a division of DMC; Richard J. Flannery, Managing Director-Corporate & Tax Affairs of DMC; G. Roger H. Kitson, Vice Chairman of Delaware; John Emberson, Compliance Officer and Secretary of Delaware; and Clive A. Gillmore, Hamish O. Parker, Timothy W. Sanderson, and Ian G. Sims, who are Senior Portfolio Managers of Delaware. All of the above officers and directors of Delaware may be contacted at Veritas House, 3rd Floor, 125 Finsbury Pavement, London, England EC2A 1NQ.


          DMH, indirectly, through its wholly-owned subsidiary, DMH Corp., owns 100% of the voting securities of DMC and Delaware. Legend Capital Group, L.P. ("Legend") owns approximately 41.8% of the outstanding shares of common stock of DMH. By reason of its percentage ownership of DMH common stock and through Voting Trust Agreements with certain other DMH shareholders, Legend may be deemed to control DMH. Leonard M. Harlan and John K. Castle are the sole general partners and are limited partners of Legend. As general partners of Legend, Messrs. Harlan and Castle have the ability to direct the voting of more than a majority of the shares of DMH common stock and thereby may be deemed to control DMH, DMC, Delaware and other direct and indirect wholly-owned subsidiaries of DMH. However, the Voting Trust Agreements do not operate in the case of certain fundamental transactions such as the Merger. The address of Legend Capital Group, L.P. is 150 East 58th Street, New York, NY 10155. The address of DMH is One Commerce Square, Philadelphia, PA 19103. The address of DMH Corp. is Foulkstone Plaza, 1403 Foulk Road, Suite 102, Wilmington, DE 19803.

          Delaware acts as investment adviser to certain registered investment companies that have investment objectives similar to that of the Fund. The names of such investment companies, their approximate net assets as of December 31, 1994 and the fees charged to such investment companies by Delaware are set forth below.


Name of Investment           Approximate Net Assets      Annual Advisory Fee (as %
     Company                  at December 31, 1994      of average daily net assets)
- ------------------           ----------------------     ----------------------------

Delaware Group Global &
 International Funds, Inc.:
   -Global Asset Series           $ 1,405,389                      .75%/1/


   -Global Bond Series            $   850,001                      .75%/1/

   -International Equity
    Series                        $61,955,525                      .75%/1/

Delaware Group Global
 Dividend and Income Fund,
 Inc.                             $86,861,436                    see footnote 2


Delaware Group Premium
 Fund, Inc.:
   -International Equity
    Series                        $57,649,236                      .75%/3/

Delaware Pooled Trust,
 Inc.:
   -The Global Fixed
    Income Portfolio              $57,477,672                      .50%/4/
   -The International
    Equity Portfolio              $69,971,160                      .75%/4/
   -The International
    Fixed Income
      Portfolio                      ---                           .50%/5/

- ----------------------

/1/ Delaware has elected voluntarily to waive that portion, if any, of the annual management fees payable separately by the Global Assets Series and the Global Bond Series and to reimburse these series to the extent necessary to ensure that the Total Operating Expenses of these series do not exceed .95% (exclusive of taxes, interest, brokerage commissions, extraordinary expenses and 12b-1 expenses) through May 31, 1995. Delaware has elected voluntarily to waive that portion, if any, of the annual management fees payable by the International Equity Series and to reimburse that series to the extent necessary to ensure that the Total Operating Expenses of that series did not exceed 1.50% (exclusive of taxes, interest, brokerage commissions, extraordinary expenses and 12b-1 expenses) for the period from June 1, 1994 through November 30, 1994. Prior to June 1, 1994, a waiver and reimbursement commitment was in place to ensure expenses of this series did not exceed .95% (exclusive of taxes, interest, brokerage commissions, extraordinary expenses and 12b-1 expenses).

/2/ As subadviser to this fund, Delaware is paid 40% of the fees paid to DMC, which earns fees at the rate of .70% per annum of average weekly net assets.

/3/ Delaware has elected voluntarily to waive that portion, if any, of the annual management fees payable separately by this series of Delaware Group Premium Fund, Inc. and to reimburse such series to limit certain expenses of such series to .80% (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) through June 30, 1995.

/4/ Delaware has elected voluntarily to waive that portion, if any, of the annual management fees payable separately by certain portfolios of Delaware Pooled Trust, Inc. and to reimburse the portfolios to the extent necessary to ensure that expenses of such portfolios do not exceed, on an annualized basis, .60% with respect to The Global Fixed Income Portfolio and .96% with respect to The International Equity Portfolio through April 30, 1995.

/5/ Delaware has elected voluntarily to waive that portion, if any, of the annual management fees payable by The International Fixed Income Portfolio of Delaware Pooled Trust, Inc., and to reimburse such portfolio to the extent necessary to ensure that expenses of such portfolio do not exceed, on an annualized basis, .60% through April 30, 1995. This portfolio is not yet operational.

   LNC. LNC is one of the nation's largest financial services businesses. Through its subsidiaries, it provides life insurance, annuities and pensions, property-casualty insurance, life-health reinsurance, mutual funds and other investment services. LNC, through its subsidiaries, is a leading writer of individual variable annuities in the United States, and the reinsurance organization is the nation's leading life-health reinsurer.


   While LNC is engaged in marketing insurance and investment-related products to individuals and corporations primarily in the United States, the company also has an international presence. LNC does business in more than 30 countries, with a strong life insurance presence in the United Kingdom. The mission of LNC is to satisfy the financial security needs of individuals and businesses. In so doing, LNC seeks to create superior value for shareholders, offer quality products and services to customers, provide satisfying jobs for employees and be a responsible citizen in the communities in which it operates. LNC, with headquarters in Fort Wayne, Indiana, is a publicly-traded company on the New York, London, Tokyo, Pacific and Chicago stock exchanges. LNC has assets of nearly $49 billion and annual revenues of approximately $7 billion.


                                  PROPOSAL 2:

        APPROVAL OR DISAPPROVAL OF A NEW MONEY MANAGER AGREEMENT BETWEEN TIP, FOR THE ACCOUNT OF THE FUND, AND MARATHON ASSET MANAGEMENT LTD.


   Marathon Asset Management Ltd. ("Marathon") has acted as a Money Manager with respect to a portion of the Fund's assets pursuant to money manager agreements with TIP for the account of the Fund since the Fund's inception. The initial money manager agreement (the "Initial Marathon Agreement") between Marathon and TIP was approved by the Fund's Board of Directors on March 21, 1994 and by the Fund's Members on May 27, 1994. This agreement was terminated automatically in accordance with its terms on December 21, 1994 upon the consummation of a transaction (resulting in a change of control of Marathon) in which trusts established by the principals of Marathon gained 100% control of Marathon's parent. Since such termination, Marathon has been acting as Money Manager for the Fund pursuant to an interim money manager agreement (the "Interim Marathon Agreement"), dated as of December 21, 1994, that has been approved by the Fund's Board of Directors. The Interim Marathon Agreement is identical to the Initial Marathon Agreement except that Marathon does not earn any fees pursuant to such agreement.

   At the Meeting, Members of the Fund will be asked to approve a new money manager agreement (the "Proposed Marathon Agreement") to replace the Interim Marathon Agreement. The Proposed Marathon Agreement contains the same terms and conditions as the Initial Marathon Agreement and the Interim Marathon Agreement, except for (i) their effective and termination dates and (ii) the fact that the Interim Marathon Agreement does not provide for payment of any fees to Marathon, whereas the Proposed Marathon Agreement provides for payment of fees identical to those payable pursuant to the Initial Marathon Agreement.

   The following summary provides information about Marathon, the change in control of Marathon and the terms and conditions of the Initial, Interim and Proposed Marathon Agreements. Please see the section of this Proxy Statement entitled "Evaluation of Proposals and Recommendations by TIP Directors" for information regarding the deliberations of the Boards of Directors concerning approval of the Proposed Marathon Agreement.

Change In Control


   Marathon is a wholly-owned subsidiary of M.A.M. Investments Limited (the "Marathon Parent"). Prior to December 21, 1994, 45% of the Marathon Parent's ordinary voting shares were owned by Sphere Investment Trust PLC ("Sphere"), a publicly-traded United Kingdom company. The remaining 55% of the Marathon Parent's ordinary voting shares were held by trusts established by the three principals of Marathon, William J. Arah, Jeremy J. Hosking and Neil M. Ostrer. (See "Background Information Regarding Marathon," below.)


   Effective on December 21, 1994, Sphere's entire interest in the Marathon Parent was converted into non-voting redeemable preference shares, and trusts established by the principals of Marathon became the beneficial owners of 100% of the Marathon Parent's ordinary voting shares. Under the 1940 Act, the conversion of Sphere's interest constituted the assignment of a "controlling block" of the Marathon Parent's outstanding voting securities, and therefore (also pursuant to the 1940 Act) is deemed to be an assignment of the Initial Marathon Agreement. Pursuant to such Agreement's terms, this assignment of such Agreement resulted in its termination.

   The advisory personnel and employees who had been providing services to the Fund prior to the change of control described above continue to provide services to the Fund and are expected to continue to do so. In the opinion of FAI and the Fund's Board of Directors, the transaction described above has not materially affected the level or quality of advisory services provided to the Fund.

Terms and Conditions of the Initial, Interim and Proposed Marathon Agreements

   Marathon serves as Money Manager to the Fund pursuant to the Interim Marathon Agreement, and previously served as Money Manager pursuant to the Initial Marathon Agreement. The Proposed Marathon Agreement was approved by the Board of Directors on February 16, 1995.

   Members are not being asked to approve the continuation of the Interim Marathon Agreement. It will continue in the event that the Merger does not take place. Only the Proposed Marathon Agreement is being submitted for Member approval.

   Members should refer to Appendix B for the complete terms of the Proposed Marathon Agreement.

   Basic Terms. Each of the Initial, Interim and Proposed Marathon Agreements has an initial term of two years and provides that it will thereafter continue in effect from year to year only if such continuation is specifically approved at least annually by (a) either (i) a vote of a majority of the Board of Directors of TIP, or (ii) a vote of a majority of the outstanding voting securities of the Fund, and (b) a vote of a majority of the Fund's directors who are not "interested persons" (as defined in the 1940 Act). Each of the Initial, Interim and Proposed Agreements provides that it may be terminated by the Fund, by its Board of Directors or by a vote of a majority of its outstanding voting securities, or by Marathon, in each case at any time upon 30 days' written notice to the other party. Each Agreement provides that it will terminate automatically upon its assignment.

   The Proposed Marathon Agreement, like the Initial and Interim Marathon Agreements, provides that Marathon is required to manage the securities held by the Fund, subject to the supervision and stated direction of FAI, the Fund's Adviser, and ultimately TIP's Board of Directors, in accordance with the Fund's investment objective and policies, make investment decisions for the Fund, and place orders to purchase and sell securities on behalf of the Fund.

   The Proposed Marathon Agreement and the Initial and Interim Marathon Agreement each provide that Marathon is not liable to the Fund for any error of judgment but shall be liable to the Fund for any loss resulting from willful misfeasance, bad faith or gross negligence by Marathon in providing services under the Agreement or from reckless disregard by Marathon of its obligations and duties under the Agreement.

   Money Management Fees. The fees under the Proposed Marathon Agreement are the same as the fees under the Initial Agreement. The Proposed Marathon Agreement provides that the Fund will pay Marathon a monthly fee at an annual rate based on average daily net assets of the Fund (which is the same fee rate as originally contracted with Marathon) as follows:

   Fee = 40 + [.167 x (Excess Return - 140)] subject to
    Floor of 15 bp; Cap of 160 bp
   Measurement Period = Trailing 12 Months
   Excess Return = Manager's Return - Benchmark Return
   Benchmark = Morgan Stanley Capital International's All Country World ex USA
               Index

   During the Fund's fiscal year ended December 31, 1994, the Fund paid Marathon a total of $46,848.98 in payment for its services pursuant to the Initial Marathon Agreement.

   Consequences of Approval or Disapproval. If the Proposed Marathon Agreement is approved by the Members, it will become effective immediately, and will remain in effect, unless earlier terminated, for an initial two-year term, subject to annual review and continuation thereafter.

   In the event that the Members do not approve the Proposed Marathon Agreement, subject to the approval of the Securities and Exchange Commission if necessary, the Board of Directors of TIP would seek to obtain for the Fund advisory services from another advisory organization. The Board of Directors would either negotiate a new money manager agreement with an advisory organization selected by the Board or make other appropriate arrangements, in either event subject to approval by the Members.

Background Information Regarding Marathon

   Marathon, a United Kingdom company, with an address of 115 Shaflesbury Avenue, London, England WC2H 8AD, is an investment adviser registered in the United States under the Advisers Act, and is also a member of Investment Management Regulatory Organization ("IMRO") in the United Kingdom. Marathon commenced operations in 1986. On December 31, 1994, Marathon was managing approximately $2.2 billion, of which approximately $103 million were registered investment company assets.

   The following persons serve in the capacities indicated with respect to Marathon. Serving in the capacity or capacities indicated is the principal occupation of each such person, and each has a business address of 115 Shaflesbury Avenue, London, England WC2H 8AD. William J. Arah, Jeremy J. Hosking and Neil M. Ostrer are each Directors. David L. Donne is a Non-Executive Director. David C. Brown is the Financial Controller and Compliance
Officer.

   Marathon is the wholly-owned subsidiary of M.A.M. Investments Limited, which is the Marathon Parent and a Jersey company. Omnium Investments Ltd. ("Omnium"), a Hong Kong company, holds all of the Marathon Parent's outstanding shares in its capacity as trustee for each of three trusts: the W.J. Arah Overseas Trust, the J.J. Hosking Overseas Trust and the Ostrer 1986 Settlement. The address of Omnium is 1802 Edinburgh Tower, The Landmark, 15 Queen's Road Central, Hong Kong. See "Change in Control," above.)

                                  PROPOSAL 3:

         TO APPROVE OR DISAPPROVE A NEW MONEY MANAGER AGREEMENT BETWEEN TIP, FOR THE ACCOUNT OF THE FUND, AND BEE & ASSOCIATES INCORPORATED

   It is proposed that the Fund engage the services of Bee & Associates Incorporated ("Bee") as a Money Manager with respect to a portion of the Fund's assets pursuant to a money manager agreement (the "Proposed Bee Agreement") with TIP, for the account of the Fund. At the Meeting, Members of the Fund will be asked to approve the Proposed Bee Agreement.

   The following summary provides information about Bee and the terms of the Proposed Bee Agreement. Please see the section of this Proxy Statement entitled "Evaluation of Proposals and Recommendations by TIP Directors" for information regarding the deliberations of the Boards of Directors concerning approval of the Proposed Bee Agreement.

Terms of the Proposed Bee Agreement

   The Proposed Bee Agreement was approved by the Board of Directors on February 16, 1995. A summary of the terms of such Agreement is set forth below. Members should refer to Appendix C for the complete terms of the Proposed Bee Agreement.

   Basic Terms. The Proposed Bee Agreement has an initial term of two years and provides that it will thereafter continue in effect from year to year only if such continuation is specifically approved at least annually by (a) either (i) a vote of a majority of the Board of Directors of TIP, or (ii) a vote of a majority of the outstanding voting securities of the Fund, and (b) a vote of a majority of the Fund's directors who are not "interested persons" (as defined in the 1940 Act). The Agreement further provides that it may be terminated by the Fund, by its Board of Directors or by a vote of a majority of its outstanding voting securities, or by Bee, in each case, at any time upon at least 30 days' written notice to the other party. In addition, the Agreement provides for its automatic termination in the event of assignment.

   The Proposed Bee Agreement provides that Bee is required to manage the securities held by the Fund, subject to the supervision and stated direction of FAI, the Fund's Adviser, and ultimately TIP's Board of Directors, in accordance with the Fund's investment objective and policies, make investment decisions for the Fund, and place orders to purchase and sell securities on behalf of the Fund.

   The Proposed Bee Agreement provides that Bee is not liable to the Fund for any error of judgment but shall be liable to the Fund for any loss resulting from willful misfeasance, bad faith or gross negligence by Bee in providing services under the Agreement or from reckless disregard by Bee of its obligations and duties under the Agreement.

   Money Management Fees. The Proposed Bee Agreement provides that the Fund will pay Bee a monthly fee at an annual rate based on average daily net assets of the Fund as follows:

   Fee = 15 + [0.270 x (Excess Return - 115)] subject to
    Floor of 15 bp; Cap of 200 bp
   Measurement Period = Trailing 12 Months
   Excess Return = Manager's Return - Benchmark Return
   Benchmark Return = Morgan Stanley Capital International's All Country World
    Index or All Country World ex USA Index

   Consequences of Approval and of Disapproval. If the Proposed Bee Agreement is approved by the Members, it will become effective immediately, and will remain in effect, unless earlier terminated, for an initial two-year term, subject to annual review and continuation thereafter.

   In the event that the Members do not approve the Proposed Bee Agreement, the Board of Directors of TIP may seek to obtain for the Fund advisory services from another advisory organization. Thereafter, the Board of Directors would either negotiate a new money manager agreement with an advisory organization selected by the Board or make other appropriate arrangements, in either event subject to approval by the Members.

Background Information Regarding Bee


   Bee, a Colorado company, is an investment adviser registered under the Advisers Act. Bee commenced operations in 1989. On December 31, 1994, Bee was managing approximately $52 million in assets. Bee's address is 370 Seventeenth Street, Suite 5150, Denver, Colorado 80202.


   The directors of Bee are Bruce Bee, Edward M. McMillan and Marshall F. Wallach. Mr. Bee serves as President of Bee (which is his principal occupation), and is the owner of 90% of Bee's outstanding shares. Mr. Bee's business address is the same as that of Bee. Mr. McMillan serves as a Principal of Bee (his principal occupation), where he leads marketing for Bee. His business address is the same as that of Bee. Mr. Wallach's principal occupation is serving as President of The Wallach Company, an investment bank, and his address is 1401 Seventeenth Street, Suite 750, Denver, Colorado 80202.


                                  PROPOSAL 4:

      TO APPROVE OR DISAPPROVE A NEW MONEY MANAGER AGREEMENT BETWEEN TIP,
        FOR THE ACCOUNT OF THE FUND, AND LAZARD FRERES ASSET MANAGEMENT


   It is proposed that the Fund engage the services of Lazard Freres Asset Management ("Lazard") as a Money Manager with respect to a portion of the Fund's assets pursuant to a money manager agreement (the "Proposed Lazard Agreement") with TIP, for the account of the Fund. At the Meeting, Members of the Fund will be asked to approve the Proposed Lazard Agreement.

   The following summary provides information about Lazard and the terms of the Proposed Lazard Agreement. Please see the section of this Proxy Statement entitled "Evaluation of Proposals and Recommendations by TIP Directors" for information regarding the deliberations of the Boards of Directors concerning approval of the Proposed Lazard Agreement.

Terms of the Proposed Lazard Agreement

   The Proposed Lazard Agreement was approved by the Board of Directors on February 16, 1995. A summary of the terms of such Agreement is set forth below. Members should refer to Appendix D for the complete terms of the Proposed Lazard Agreement.

   Basic Terms. The Proposed Lazard Agreement has an initial term of two years and provides that it will thereafter continue in effect from year to year only if such continuation is specifically approved at least annually by (a) either
(i) a vote of a majority of the Board of Directors of TIP, or (ii) a vote of a majority of the outstanding voting securities of the Fund, and (b) a vote of a majority of the Fund's directors who are not "interested persons" (as defined in the 1940 Act). The Proposed Lazard Agreement provides that it may be terminated by the Fund, by its Board of Directors or by a vote of a majority of its outstanding voting securities, or by Lazard, in either case, at any time upon 30 days' written notice to the other party. In addition, the Agreement provides for its automatic termination in the event of assignment.

   The Proposed Lazard Agreement provides that Lazard is required to manage the securities held by the Fund, subject to the supervision and stated direction of FAI, the Fund's Adviser, and ultimately TIP's Board of Directors in accordance with the Fund's investment objective and policies, make investment decisions for the Fund, and place orders to purchase and sell securities on behalf of the Fund.

   The Proposed Lazard Agreement provides that Lazard is not liable to the Fund for any error of judgment but shall be liable to the Fund for any loss resulting from willful misfeasance, bad faith or gross negligence by Lazard in providing services under the Agreement or from reckless disregard by Lazard of its obligations and duties under the Agreement.

   Money Management Fees. The Proposed Lazard Agreement provides that the Fund will pay Lazard a monthly fee at the rate of 0.50% of average daily net assets of the Fund managed by Lazard.

   Consequences of Approval or Disapproval. If the Proposed Lazard Agreement is approved by the Members, it will become effective immediately, and will remain in effect, unless earlier terminated, for an initial two-year term, subject to annual review and continuation thereafter.

   In the event that the Members do not approve the Proposed Lazard Agreement, subject to the approval of the Securities and Exchange Commission if necessary, the Board of Directors of TIP would seek to obtain for the Fund advisory services from another advisory organization. Thereafter, the Board of Directors would either negotiate a new money manager agreement with an advisory organization selected by the Board or make other appropriate arrangements, in either event subject to approval by the Members.

Background Information Regarding Lazard


   Lazard is a division of Lazard Freres & Co. (the "Lazard Parent"), a New York limited partnership. The Lazard Parent is registered as an investment adviser under the Advisers Act. As of December 31, 1994, Lazard had approximately $22 billion in assets under management, of which approximately $2 billion were registered investment company assets. The address of Lazard and the Lazard Parent is One Rockefeller Plaza, New York, New York 10020.


   The general partners of the Lazard Parent who will have significant management responsibilities relating to assets of the Fund are as follows:
Norman Eig, Herbert W. Gullquist, Thomas F. Dunn, Eduardo Haim, Alexander E. Zagoreos, Michael S. Rome, Robert P. Morganthau, John R. Reese and John R. Reinsberg. The principal occupation of each of such persons is acting as general partner of the Lazard Parent. All such persons have a business address of One Rockefeller Plaza, New York, New York 10020.


   The general partners of the Lazard Parent with the five largest economic interests in the Lazard Parent are the following: Michel David-Weill, Lazard Partners, L.P., Damon Mezzacappa, Steven Rattner and Felix Rohatyn. The principal occupation or business of each of such persons is acting as general partner of the Lazard Parent. All such persons have a business address of One Rockefeller Plaza, New York, New York 10020.


   Lazard acts as investment adviser to The Lazard Funds, Inc., of which two portfolios have investment objectives similar to that of the Fund. The names of such portfolios, their approximate net assets as of December 31, 1994 and the fees charged to such portfolios by Lazard are set forth below.



                               Approximate Net Assets               Annual Advisory Fee (as%
Name of Portfolio               at December 31, 1994               of average daily net assets)
- ------------------             ----------------------              ----------------------------
Lazard International
Equity Portfolio                   $831,876,982                               .75%

Target International
Equity Portfolio                   $188,278,127                               .40%

         EVALUATIONS OF PROPOSALS AND RECOMMENDATIONS BY TIP DIRECTORS

   The Board of Directors has determined, in approving the Proposed Delaware Agreement and the Proposed Marathon Agreement on behalf of the Fund, that the Fund can best assure itself that services currently provided by Delaware and Marathon, and their respective officers and employees, will continue to be provided without interruption. The Board believes that, like the Current Delaware Agreement and the Initial and Interim Marathon Agreements, the Proposed Delaware Agreement and the Proposed Marathon Agreement will enable the Fund to obtain services of high quality at costs deemed appropriate, reasonable, and in the best interests of the Fund and its Members. The Board of Directors has also determined that the Proposed Bee and Lazard Agreements will enable the Fund, with its growing asset base, to obtain services of high quality at costs deemed appropriate, reasonable, and in the best interests of the Fund and its Members, and to diversify further the pool of Money Managers acting with respect to the Fund's assets.

   At a meeting on February 16, 1995, the Directors of TIP considered information with respect to whether the Proposed Delaware, Marathon, Bee and Lazard Agreements are in the best interests of the Fund and its Members. The Directors considered, with respect to Delaware, among other factors, representations by Delaware that the Merger will not materially affect the investment advisory operations of Delaware or the level or quality of advisory services provided to the Fund; that, subject to Board and Member approval, the same personnel at Delaware who currently provide services to the Fund are expected to continue to do so after the Merger; that the advisory fee will not change as a result of the Merger; and that the Fund will be unaffected in any other way by the Merger, including that the Fund will not be subjected to any unfair burden as a result of the transaction. With respect to the Proposed Marathon Agreement, the Board considered, among other factors, representations by Marathon that the change of control had not materially affected the investment advisory operations of Marathon or the level or quality of advisory services provided to the Fund; and that subject to Board and Member approval, the same personnel at Marathon who currently provide services to the Fund will continue to do so. With respect to the Proposed Bee and Lazard Agreements, the Board considered, among other factors, the quality of advisory services that each of Bee and Lazard could provide to the Fund; the education and experience of the personnel at each of Bee and Lazard who would be providing services to the Fund; the amounts of the advisory fees to be paid to each of Bee and Lazard pursuant to each Agreement; and the benefit to Members of the Fund arising out of each Agreement.

   Based upon its review, the Board of Directors concluded that the Proposed Delaware, Marathon, Bee and Lazard Agreements are reasonable, fair, and in the best interests of the Fund and its Members, and that the fees provided in such Agreements are fair and reasonable. In the Board's view, retaining each of Delaware, Marathon, Bee and Lazard to serve as Money Managers of the Fund, under the terms of the Proposed Delaware, Marathon, Bee and Lazard Agreements, are desirable and in the best interests of the Fund and its Members. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board of Directors, including all of the Independent Directors in attendance at the meeting, unanimously approved the Proposed Delaware, Marathon, Bee and Lazard Agreements and voted to recommend their approval to the Fund's Members.


THE DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMEND THAT MEMBERS VOTE "FOR" PROPOSAL 1, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3 AND "FOR" PROPOSAL 4, AND ANY UNMARKED PROXIES WILL BE SO VOTED.

                                 OTHER BUSINESS

          The Directors know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, proxies will be voted in accordance with the judgment of the Board of Directors.


Proposals for Future Member Meetings

          TIP does not intend to hold Member meetings each year, but meetings may be called by the Directors from time to time. Proposals of Members which are intended to be presented at a future Member meeting must be received by TIP by a reasonable time prior to TIP's mailing of information statements relating to such meeting.


                                 By Order of the Board of Directors



                                 Esther Cash
                                 Secretary

                                                                      Appendix A
                            Money Manager Agreement

     This Agreement is between the TIFF Investment Program, Inc.("TIP"), a Maryland Corporation, for its TIFF International Equity Fund and such other of its Funds as may from time to time allot assets for management under this agreement (hereafter "Fund"), and Delaware International Advisers Ltd. (hereafter "Manager") and is effective as of ____________________, 1995 (the "Effective Date").

                                    Recitals

     TIP is a non-diversified open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"); and

     Fund wishes to retain Manager to render advisory services to Fund and Manager is willing to render those services.

     Now, therefore, the parties agree as follows:

1.   Managed Assets

     Manager will provide investment management services with respect to assets placed with Manager on behalf of Fund from time to time. Such assets, as changed by investment, reinvestment, additions, disbursements of expenses, and withdrawals, are referred to in this Agreement as the "Managed Assets." Fund may make additions to or withdraw all or any portion of the Managed Assets from this management arrangement at any time.

2.   Appointment and Powers of Manager; Investment Approach

     (a) Appointment. TIP, acting on behalf of Fund, hereby appoints Manager to manage the Managed Assets for the period and on the terms set forth in this Agreement. Manager hereby accepts this appointment and agrees to render the services herein described in accordance with the Manager's Investment Approach set forth in the Manager Profile and Investment Guidelines ("Investment Guidelines," and together with the Manager Profile, Manager's "Investment Approach") as such approach may be elaborated, amended, and refined with the mutual consent of Foundation Advisers, Inc. ("FAI"), acting on behalf of Fund, and Manager. The Manager Profile pertaining to Manager is included in the prospectus (the "Prospectus") which is part of the Registration Statement under the 1940 Act and the Securities Act of 1933, as amended on Form N1-A as filed with the Securities and Exchange Commission relating to Fund and the shares of common stock in Fund. The Registration Statement, with all amendments thereto, is referred herein as the "Registration Statement".

     (b) Powers. Subject to the supervision of the Board of Directors of TIP and subject to the supervision of FAI as Investment Adviser to Fund, Manager shall direct investment of the Managed Assets in accordance with Manager's Investment Approach. Fund grants the Manager authority to:

         (i) acquire (by purchase, exchange, subscription, or otherwise), to hold, and to dispose (by sale, exchange or otherwise) investments and other securities;

         (ii) determine what portion of the Managed Assets will be held uninvested; and

         (iii) enter into such agreements and make such representations (including representations regarding the purchase of securities for investment) as may be necessary or proper in connection with the performance by Manager of its duties hereunder.

     (c) Power of Attorney. To enable Manager to exercise fully discretion granted hereunder, TIP appoints Manager as its attorney in fact to invest, sell, and reinvest the Managed Assets as fully as TIP itself could do. Manager hereby accepts this appointment.

     (d) Voting. Manager shall be authorized to vote on behalf of Fund any proxies relating to the Managed Assets, provided, however, that Manager shall comply with any instructions received from Fund as to the voting of securities and handling of proxies.

     (e) Independent Contractor. Except as expressly authorized herein, Manager shall for all purposes be deemed to be an independent contractor and shall have no authority to act for or to represent TIP, Fund, or FAI in any way, or otherwise to be an agent of any of them.

3.   Requirements; Duties

     (a) Requirements. In performing services for the Fund and otherwise discharging its obligations under this Agreement, Manager shall act in conformity with the following requirements (referred to collectively in this Agreement as the "Requirements"):

         (i) requirements in the Articles of Incorporation and By-Laws of TIP, a copy of which has been provided to Manager, which apply to the Manager, if any;

         (ii) requirements in the Registration Statement, including the Manager's Investment Approach set forth therein, which apply to the Manager;

         (iii) requirements of the 1940 Act, the Internal Revenue Code, and all other applicable federal and state laws and regulations which apply to the Manager in conjunction with performing services for the Fund, if any;

         (iv) instructions and directions of the Board of Directors of TIP, the likely scope of which are outlined in TIP's Prospectus;

         (v) instructions and directions of FAI, the likely scope of which are outlined in TIP's Prospectus; and

         (vi) the Manager's Investment Guidelines, which shall be amended from time to time through mutual agreement by the Investment Adviser and Manager.

     (b) Responsibility with Respect to Actions of Others. TIP places the investment portfolio of each of its Funds, including the Fund, with one or more investment managers. To the extent the applicability of, or conformity with, Requirements depends upon investments made by, or activity of, managers other than Manager, Manager agrees to comply with such Requirements: (i) to the extent that such compliance is within Manager's Investment Guidelines; and (ii) to the extent that Manager is provided with information sufficient to ascertain the applicability of such Requirements. If it appears to Fund at any time that Fund may not be in compliance with any Requirement and Fund so notifies Manager, Manager shall promptly take such actions not inconsistent with applicable law as Fund may reasonably specify to effect compliance.

     (c) Responsibility with Respect to Performance of Duties. In performing its duties under this Agreement, Manager will act solely in the interests of Fund and shall use reasonable care and its best judgment in matters relating to the Fund. Manager will not deal with the Managed Assets in its own interest or for its own account.

4.   Recordkeeping and Reporting

     (a) Records. Manager shall maintain proper and complete records relating to the furnishing of investment management services under this Agreement, including records with respect to the securities transactions for the Managed Assets required by Rule 31a-1 under the 1940 Act. All records maintained pursuant to this Agreement shall be subject to examination by Fund and by persons authorized by it during reasonable business hours upon reasonable notice. Records required by Rule 31a-1 maintained as specified above shall be the property of Fund; Manager will preserve such records for the periods prescribed by Rule 31a-2 under the 1940 Act and shall surrender such records promptly at the Fund's request. Upon termination of this Agreement, Manager shall promptly return records that are Fund's property and, upon demand, shall make and deliver to Fund true and complete and legible copies of such other records maintained as required by this Section 4(a) as Fund may request. Manager may retain copies of records furnished to Fund.

     (b) Reports to Custodian. Manager shall provide to Fund's custodian and to the Fund on each business day information relating to all transactions concerning the Managed Assets.

     (c) Other Reports. Manager shall render to the Board of Directors of TIP and to FAI such periodic and special reports as the Board or FAI may reasonably request.

5.   Purchase and Sale of Securities

     (a) Selection of Brokers. Manager shall place all orders for the purchase and sale of securities on behalf of Fund with brokers or dealers selected by Manager in conformity with the policy respecting brokerage set forth in the Registration Statement. Neither the Manager nor any of its officers, employees, or any of its "affiliated persons", as defined in the 1940 Act, will act as principal or receive any compensation in connection with the purchase or sale of investments by Fund other than the management fees provided for in Section 6 hereof.

     (b) Aggregating Orders. On occasions when Manager deems the purchase or sale of a security to be in the best interest of Fund as well as other Funds of Manager, the Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so purchased or sold, as well as the expense incurred in the transaction, will be made by Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to Fund and its other Funds.

6.   Management Fees; Expenses

     (a) Management Fees. Schedule I attached hereto sets out the fees to be paid by Fund to Manager by the tenth business day of the following month in connection with this Agreement. The applicable fee rate will be applied to the average daily net assets (gross of expenses except custodian transaction charges) of the Managed Assets, computed as described in the Fund's Registration Statement, pursuant to this Agreement.

     (b) Expenses. Manager shall furnish at its own expense all office facilities, equipment and supplies, and shall perform at its own expense all routine and recurring functions necessary to render the services required under this Agreement including administrative, bookkeeping and accounting, clerical, statistical, and correspondence functions. Manager shall not have responsibility for calculating the Net Asset Value of the Fund's portfolio, but must daily review the pricing of the Managed Assets. Fund shall pay directly, or, if Manager makes payment, reimburse Manager for, (i) custodial fees for the Managed Assets, (ii) brokerage commissions, issue and transfer taxes and other costs of securities transactions to which Fund is a party, including any portion of such commissions attributable to research and brokerage services; and (iii) taxes, if any, payable by Fund. In addition, Fund shall pay directly, or, if Manager makes payment, reimburse Manager for, such non-recurring special out-of-pocket costs and expenses as may be authorized in advance by Fund.

7.   Non-Exclusivity of Services

     Manager is free to act for its own account and to provide investment management services to others. Fund acknowledges that Manager and its officers and employees, and Manager's other Funds may at any time have, acquire, increase, decrease or dispose of positions in the same investments which are at the same time being held, acquired for or disposed of under this Agreement for Fund. Neither Manager nor any of its officers or employees shall have any obligation to effect a transaction under this Agreement simply because such a transaction is effected for his or its own account or for the account of another Fund. Fund agrees that the Manager may refrain from providing any advice or services concerning securities of companies for which any officers, directors, partners or employees of the Manager or any of the Manager's affiliates act as financial adviser, investment manager or in any capacity that the Manager deems confidential, unless the Manager determines in its sole discretion that it may appropriately do so. The Fund appreciates that, for good commercial and legal reasons, material nonpublic information which becomes available to affiliates of the Manager through these relationships cannot be passed on to the Fund.

8.   Liability

     Manager shall not be liable to Fund for any error of judgment but Manager shall be liable to Fund for any loss resulting from willful misfeasance, bad faith, or gross negligence by Manager in providing services under this Agreement or from reckless disregard by Manager of its obligations and duties under this Agreement.

9.   Representations

     (a) Manager hereby confirms to Fund that Manager is registered as an investment adviser under the Investment Advisers Act of 1940, that it has full power and authority to enter into and perform fully the terms of this Agreement and that the execution of this Agreement on behalf of Manager has been duly authorized and, upon execution and delivery, this Agreement will be binding upon Manager in accordance with its terms.

     (b) TIP hereby confirms to Manager that it has full power and authority to enter into this Agreement and that the execution of this Agreement on behalf of Fund has been duly authorized and, upon execution and delivery, this Agreement will be binding upon TIP in accordance with its terms.

      (c) TIP acknowledges receipt of Manager's Form ADV and CTA Disclosure Document.

      (d) TIP and Fund are in full compliance with the regulations of the CFTC and SEC.

10.   Term

      This Agreement shall continue in effect for a period of two years from the date hereof and shall thereafter be automatically renewed for successive periods of one year each, provided such renewals are specifically approved at least annually in conformity with the requirements of the 1940 Act; provided however that this Agreement may be terminated without the payment of any penalty, by the Fund, if a decision to terminate is made by the Board of Directors of Fund or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager, in each case with at least 30 days' written notice from the terminating party and on the date specified in the notice of termination.

      This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

11.   Amendment

      This Agreement may be amended by mutual consent, but the consent of Fund must be approved in conformity with the requirements of the 1940 Act and any order of the Securities and Exchange Commission that may address the applicability of such requirements in the case of Fund.

12.   Notices

      Notices or other communications required to be given pursuant to this Agreement shall be deemed duly given when delivered in writing, or sent by telecopy, or three days after mailing registered mail postage prepaid as follows:

Fund: TIFF Investment Program
           c/o Foundation Advisers, Inc.
           P.O. Box 5165
           Charlottesville, Virginia 22905
           Telecopy:  804-977-4479

Manager:  Delaware International Advisers Ltd.
          Veritas House
          125 Finsbury Pavement, 3rd Floor
          London, England   EC2A 1NQ
          Telecopy:  011-44-71-638-2099
          Attn.:  Managing Director

     Each party may change its address by giving notice as herein required.

13.  Sole Instrument

     This instrument constitutes the sole and only agreement of the parties to it relating to its object and correctly sets forth the rights, duties, and obligations of each party to the other as of its date. Any prior agreements, promises, negotiations or representations not expressly set forth in this Agreement are of no force or effect.

14.  Counterparts

     This Agreement may be executed in counterparts each of which shall be deemed to be an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

15.  Applicable Law

     This Agreement shall be governed by, and the rights of the parties arising hereunder construed in accordance with, the laws of the Commonwealth of Virginia without reference to principles of conflict of laws. Nothing herein shall be construed to require either party to do anything in violation of any applicable law or regulation.

IN WITNESS WHEREOF, the parties hereto execute this Agreement on and make it effective on the effective date specified in the first paragraph of this Agreement.


On behalf of Fund by the
TIFF Investment Program, Inc.:        On behalf of Manager by:

- --------------------------             -------------------------------
Esther Cash/Vice President             Signature


                                       -------------------------------
                                       Name / Title

                                   Schedule I

                                Fee Calculation


Compensation

     As compensation for the services performed and the facilities and personnel provided by the Manager pursuant to this Agreement, the Fund will pay to the Manager a fee according to the following formula:

     0.50% of average daily assets on first $50 million
     0.35% of average daily assets on next $50 million
     0.30% per annum on remainder

                                                                      Appendix B


                            Money Manager Agreement

     This Agreement is between the TIFF Investment Program, Inc.("TIP"), a Maryland Corporation, for its TIFF International Equity Fund and such other of its Funds as may from time to time allot assets for management under this agreement (hereafter "Fund"), and Marathon Asset Management Ltd. (hereafter "Manager") and is effective as of ___________________, 1995 (the "Effective Date").

                                    Recitals

     TIP is a non-diversified open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"); and

     Fund wishes to retain Manager to render advisory services to Fund and Manager is willing to render those services.

     Now, therefore, the parties agree as follows:

1.   Managed Assets

     Manager will provide investment management services with respect to assets placed with Manager on behalf of Fund from time to time. Such assets, as changed by investment, reinvestment, additions, disbursements of expenses, and withdrawals, are referred to in this Agreement as the "Managed Assets." Fund may make additions to or withdraw all or any portion of the Managed Assets from this management arrangement at any time.

2.   Appointment and Powers of Manager; Investment Approach

     (a) Appointment. TIP, acting on behalf of Fund, hereby appoints Manager to manage the Managed Assets for the period and on the terms set forth in this Agreement. Manager hereby accepts this appointment and agrees to render the services herein described in accordance with the Manager's Investment Approach set forth in the Manager Profile and Investment Guidelines ("Investment Guidelines," and together with the Manager Profile, Manager's "Investment Approach") as such approach may be elaborated, amended, and refined with the mutual consent of Foundation Advisers, Inc. ("FAI"), acting on behalf of Fund, and Manager. The Manager Profile pertaining to Manager is included in the prospectus (the "Prospectus") which is part of the Registration Statement under the 1940 Act and the Securities Act of 1933, as amended on Form N1-A as filed with the Securities and Exchange Commission relating to Fund and the shares of common stock in Fund. The Registration Statement, with all amendments thereto, is referred herein as the "Registration Statement".

     (b) Powers. Subject to the supervision of the Board of Directors of TIP and subject to the supervision of FAI as Investment Adviser to Fund, Manager shall direct investment of the Managed Assets in accordance with Manager's Investment Approach. Fund grants the Manager authority to:

         (i) acquire (by purchase, exchange, subscription, or otherwise), to hold, and to dispose (by sale, exchange or otherwise) investments and other securities;

         (ii) determine what portion of the Managed Assets will be held uninvested; and

         (iii) enter into such agreements and make such representations (including representations regarding the purchase of securities for investment) as may be necessary or proper in connection with the performance by Manager of its duties hereunder.

     (c) Power of Attorney. To enable Manager to exercise fully discretion granted hereunder, TIP appoints Manager as its attorney in fact to invest, sell, and reinvest the Managed Assets as fully as TIP itself could do. Manager hereby accepts this appointment.

     (d) Voting. Manager shall be authorized to vote on behalf of Fund any proxies relating to the Managed Assets, provided, however, that Manager shall comply with any instructions received from Fund as to the voting of securities and handling of proxies.

     (e) Independent Contractor. Except as expressly authorized herein, Manager shall for all purposes be deemed to be an independent contractor and shall have no authority to act for or to represent TIP, Fund, or FAI in any way, or otherwise to be an agent of any of them.

3.  Requirements; Duties

     (a) Requirements. In performing services for the Fund and otherwise discharging its obligations under this Agreement, Manager shall act in conformity with the following requirements (referred to collectively in this Agreement as the "Requirements"):

         (i) requirements in the Articles of Incorporation and By-Laws of TIP, a copy of which has been provided to Manager, which apply to the Manager, if any;

         (ii) requirements in the Registration Statement, including the Manager's Investment Approach set forth therein, which apply to the Manager;

         (iii) requirements of the 1940 Act, the Internal Revenue Code, and all other applicable federal and state laws and regulations which apply to the Manager in conjunction with performing services for the Fund, if any;

         (iv) instructions and directions of the Board of Directors of TIP, the likely scope of which are outlined in TIP's Prospectus;

         (v) instructions and directions of FAI, the likely scope of which are outlined in TIP's Prospectus; and

         (vi) the Manager's Investment Guidelines, which shall be amended from time to time through mutual agreement by the Investment Adviser and Manager.

     (b) Responsibility with Respect to Actions of Others. TIP places the investment portfolio of each of its Funds, including the Fund, with one or more investment managers. To the extent the applicability of, or conformity with, Requirements depends upon investments made by, or activity of, managers other than Manager, Manager agrees to comply with such Requirements: (i) to the extent that such compliance is within Manager's Investment Guidelines; and (ii) to the extent that Manager is provided with information sufficient to ascertain the applicability of such Requirements. If it appears to Fund at any time that Fund may not be in compliance with any Requirement and Fund so notifies Manager, Manager shall promptly take such actions not inconsistent with applicable law as Fund may reasonably specify to effect compliance.

     (c) Responsibility with Respect to Performance of Duties. In performing its duties under this Agreement, Manager will act solely in the interests of Fund and shall use reasonable care and its best judgment in matters relating to the Fund. Manager will not deal with the Managed Assets in its own interest or for its own account.

4.   Recordkeeping and Reporting

     (a) Records. Manager shall maintain proper and complete records relating to the furnishing of investment management services under this Agreement, including records with respect to the securities transactions for the Managed Assets required by Rule 31a-1 under the 1940 Act. All records maintained pursuant to this Agreement shall be subject to examination by Fund and by persons authorized by it during reasonable business hours upon reasonable notice. Records required by Rule 31a-1 maintained as specified above shall be the property of Fund; Manager will preserve such records for the periods prescribed by Rule 31a-2 under the 1940 Act and shall surrender such records promptly at the Fund's request. Upon termination of this Agreement, Manager shall promptly return records that are Fund's property and, upon demand, shall make and deliver to Fund true and complete and legible copies of such other records maintained as required by this Section 4(a) as Fund may request. Manager may retain copies of records furnished to Fund.

     (b) Reports to Custodian. Manager shall provide to Fund's custodian and to the Fund on each business day information relating to all transactions concerning the Managed Assets.

     (c) Other Reports. Manager shall render to the Board of Directors of TIP and to FAI such periodic and special reports as the Board or FAI may reasonably request.

5.   Purchase and Sale of Securities

     (a) Selection of Brokers. Manager shall place all orders for the purchase and sale of securities on behalf of Fund with brokers or dealers selected by Manager in conformity with the policy respecting brokerage set forth in the Registration

Statement. Neither the Manager nor any of its officers, employees, or any of its "affiliated persons", as defined in the 1940 Act, will act as principal or receive any compensation in connection with the purchase or sale of investments by Fund other than the management fees provided for in Section 6 hereof.

     (b) Aggregating Orders. On occasions when Manager deems the purchase or sale of a security to be in the best interest of Fund as well as other Funds of Manager, the Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so purchased or sold, as well as the expense incurred in the transaction, will be made by Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to Fund and its other Funds.

6.   Management Fees; Expenses

     (a) Management Fees. Schedule I attached hereto sets out the fees to be paid by Fund to Manager by the tenth business day of the following month in connection with this Agreement. The applicable fee rate will be applied to the average daily net assets (gross of expenses except custodian transaction charges) of the Managed Assets, computed as described in the Fund's Registration Statement, pursuant to this Agreement.

     (b) Expenses. Manager shall furnish at its own expense all office facilities, equipment and supplies, and shall perform at its own expense all routine and recurring functions necessary to render the services required under this Agreement including administrative, bookkeeping and accounting, clerical, statistical, and correspondence functions. Manager shall not have responsibility for calculating the Net Asset Value of the Fund's portfolio, but must daily review the pricing of the Managed Assets. Fund shall pay directly, or, if Manager makes payment, reimburse Manager for, (i) custodial fees for the Managed Assets, (ii) brokerage commissions, issue and transfer taxes and other costs of securities transactions to which Fund is a party, including any portion of such commissions attributable to research and brokerage services; and (iii) taxes, if any, payable by Fund. In addition, Fund shall pay directly, or, if Manager makes payment, reimburse Manager for, such non-recurring special out-of-pocket costs and expenses as may be authorized in advance by Fund.

7.   Non-Exclusivity of Services

     Manager is free to act for its own account and to provide investment management services to others. Fund acknowledges that Manager and its officers and employees, and Manager's other Funds may at any time have, acquire, increase, decrease or dispose of positions in the same investments which are at the same time being held, acquired for or disposed of under this Agreement for Fund. Neither Manager nor any of its officers or employees shall have any obligation to effect a transaction under this Agreement simply because such a transaction is effected for his or its own account or for the account of another Fund. Fund agrees that the Manager may refrain from providing any advice or services concerning securities of companies for which any officers, directors, partners or employees of the Manager or any of the Manager's affiliates act as financial adviser, investment manager or in any capacity that the Manager deems confidential, unless the Manager determines in its sole discretion that it may appropriately do so. The Fund appreciates that, for good commercial and legal reasons, material nonpublic information which becomes available to affiliates of the Manager through these relationships cannot be passed on to the Fund.

8.   Liability

     Manager shall not be liable to Fund for any error of judgment but Manager shall be liable to Fund for any loss resulting from willful misfeasance, bad faith, or gross negligence by Manager in providing services under this Agreement or from reckless disregard by Manager of its obligations and duties under this Agreement.

9.   Representations

     (a) Manager hereby confirms to Fund that Manager is registered as an investment adviser under the Investment Advisers Act of 1940, that it has full power and authority to enter into and perform fully the terms of this Agreement and that the execution of this Agreement on behalf of Manager has been duly authorized and, upon execution and delivery, this Agreement will be binding upon Manager in accordance with its terms.

     (b) TIP hereby confirms to Manager that it has full power and authority to enter into this Agreement and that the execution of this Agreement on behalf of Fund has been duly authorized and, upon execution and delivery, this Agreement will be binding upon TIP in accordance with its terms.

     (c) TIP acknowledges receipt of Manager's Form ADV and CTA Disclosure Document.

     (d) TIP and Fund are in full compliance with the regulations of the CFTC and SEC.

10.  Term

     This Agreement shall continue in effect for a period of two years from the date hereof and shall thereafter be automatically renewed for successive periods of one year each, provided such renewals are specifically approved at least annually in conformity with the requirements of the 1940 Act; provided however that this Agreement may be terminated without the payment of any penalty, by the Fund, if a decision to terminate is made by the Board of Directors of Fund or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager, in each case with at least 30 days' written notice from the terminating party and on the date specified in the notice of termination.

     This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

11.  Amendment

     This Agreement may be amended by mutual consent, but the consent of Fund must be approved in conformity with the requirements of the 1940 Act and any order of the Securities and Exchange Commission that may address the applicability of such requirements in the case of Fund.

12.  Notices

     Notices or other communications required to be given pursuant to this Agreement shall be deemed duly given when delivered in writing, or sent by telecopy, or three days after mailing registered mail postage prepaid as follows:

Fund: TIFF Investment Program
          c/o Foundation Advisers, Inc.
          P.O. Box 5165
          Charlottesville, Virginia 22905
          Telecopy:  804-977-4479

Manager:  Marathon Asset Management Ltd.
          115 Shaftesbury Avenue
          London, England  WC2H 8AD
          Attention:  David Brown
          Telecopy:  071-497-2399

     Each party may change its address by giving notice as herein required.

13.  Sole Instrument

     This instrument constitutes the sole and only agreement of the parties to it relating to its object and correctly sets forth the rights, duties, and obligations of each party to the other as of its date. Any prior agreements, promises, negotiations or representations not expressly set forth in this Agreement are of no force or effect.

14.  Counterparts

     This Agreement may be executed in counterparts each of which shall be deemed to be an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

15.  Applicable Law

     This Agreement shall be governed by, and the rights of the parties arising hereunder construed in accordance with, the laws of the Commonwealth of Virginia without reference to principles of conflict of laws. Nothing herein shall be construed to require either party to do anything in violation of any applicable law or regulation.

IN WITNESS WHEREOF, the parties hereto execute this Agreement on and make it effective on the effective date specified in the first paragraph of this Agreement.

On behalf of Fund by the
TIFF Investment Program, Inc.:            On behalf of Manager by:


- ----------------------------              -----------------------------
Esther Cash/Vice President                Signature


                                          -----------------------------
                                          Name / Title

                                   Schedule I

                          Performance Fee Calculation


Compensation

     As compensation for the services performed and the facilities and personnel provided by the Manager pursuant to this Agreement, the Fund will pay to the Manager a fee according to the following formula:

     Fee = 40 + [.167 x (Excess Return - 140)], subject to Floor of 15 b.p., Cap of 160 b.p.

and computed in accordance with the following provisions.

Certain Defined Terms

     "Beginning Date" shall mean the date that the Manager begins (or resumes after a hiatus) to render services under this Agreement.

     "Managed Assets" is hereby defined as that portion of Fund's assets allocated to Manager.

     "Minimum Fee" shall mean, with respect to any full calendar month, the result obtained by multiplying the average daily value of the net assets (gross of expenses except custodian transaction charges) of Managed Assets during such month by 1/12th of the "floor rate" set forth in this Agreement.

     "Performance Adjusted Fee," with respect to a calendar month subsequent to the Transitional Period, shall mean the result obtained by multiplying the average daily value of the net assets of the Managed Assets during the performance measurement period by 1/12th of the Performance Fee Rate determined in accordance with the formula above, where the performance measurement period is the one-year period beginning on the first day of the thirteenth month prior to such month and ending on the last day of the second month prior to such month.

     "Performance Fee Rate" shall mean the rate of fee produced by application of the formula set forth above. Under such formula, the rate of fee varies directly with the time-weighted rate of return achieved for the Fund by the Manager over the applicable performance measurement period, but is never greater than the "cap" rate nor less than the "floor" rate specified in the formula.
The rate of fee varies above and below the "fulcrum" fee rate, i.e., the rate that is midway between the cap rate and the floor rate, depending on the amount by which the Manager's return exceeds, or is less than, the return of the "benchmark" specified in the formula. (The rate of return at which the Performance Fee Rate will equal the fulcrum fee rate is equal to the benchmark return plus the "hurdle" rate incorporated in the formula.) The rate at which the Performance Fee Rate changes in response to a specified increment of change in the Manager's performance relative to the performance of the benchmark is constant. The Performance Fee Rate will change as the Manager's performance varies from the performance of the benchmark in increments of one basis point.

     "Start-Up Period" shall mean the period beginning on the Beginning Date and ending on either (i) the last day of the first full calendar month following the month in which the Beginning Date falls, where the Beginning Date is the first day of a calendar month, or (ii) the last day of the second full calendar month following the month in which the Beginning Date falls, where the Beginning Date is a day other than the first day of a calendar month.

     "Transitional Performance Fee" shall mean the result obtained by multiplying the average daily net assets (gross of expenses except custodian transaction charges) of the Managed Assets during the performance measurement period by the Performance Fee Rate determined in accordance with the formula above, where the performance measurement period is the period beginning on the Beginning Date and ending on the last day of the tenth month of the Transitional Period (annualized, should the Beginning Date not be the first day of a calendar month).

     "Transitional Period" shall mean the period of twelve consecutive calendar months beginning on the day following the last day of the Start-Up Period.

Fee For Services During Start-Up Period

     For services rendered by the Manager hereunder during each calendar month, or portion of a calendar month, during the Start-Up Period, the Manager shall be entitled to a fee equal to 150% of the Minimum Fee (prorated, with respect to any period of less than a full calendar month, based on the number of days during such calendar month that the Manager provided services hereunder), payable by the Fund on or about the tenth day of the month following the month in which such fees are earned.

Fee For Services During Transitional Period

     (a) Amount of Fee. For services rendered by the Manager hereunder during the Transitional Period, the Manager shall be entitled to a fee equal to the Transitional Performance Fee.

     (b) Payment of Fee. On or about the tenth day of each month of the Transitional Period, other than the first such month, the Fund shall pay to the Manager an amount equal to the Minimum Fee applicable to the immediately preceding month. On or about the tenth day of the month following the end of the Transitional Period, the Fund shall pay the Manager the difference between
(i) the Transitional Performance Fee and (ii) the sum of Minimum Fee payments made during the Transitional Period.

     (c) Early Termination. If the Manager ceases to render services hereunder at any time during, and before the end of, the Transitional Period, the Manager shall be entitled to a fee for services rendered hereunder during the Transitional Period equal to 150% of the Minimum Fee payments referred to in the immediately preceding paragraph (prorated for any period of less than a full calendar month that the Manager provided services hereunder based on the number of days during such month that the Manager provided services hereunder), with any amounts not previously paid being payable on or about the tenth day of the month following the month in which the Manager ceased to render services hereunder.

Fee For Services During Subsequent Months

     (a) Fee. For services rendered by the Manager hereunder during consecutive full calendar months subsequent to the end of the Transitional Period, the Manager shall be entitled to a fee equal to the Performance

Adjusted Fee, payable by the Fund on or about the tenth day of the month following the month in which such fees are earned.

     (b) Early Termination. If the Manager ceases to render services hereunder at any time during, and before the end of, any such subsequent month, the Manager shall be entitled to a fee for services rendered hereunder during such month equal to 150% of the Minimum Fee (prorated based on the number of days during such calendar month that the Manager provided services hereunder) payable by the Fund on or about the tenth day of the month following the month in which the Manager ceased to render services hereunder.

                                                                      Appendix C
                            Money Manager Agreement


     This Agreement is between the TIFF Investment Program, Inc.("TIP"), a Maryland Corporation, for the account of its TIFF International Equity Fund and such other of its Funds as may from time to time allot assets for management under this agreement (hereafter "Client"), and Bee & Associates, Inc. (hereafter "Manager") and is effective as of ______________________, 1995 (the "Effective Date").

                                    Recitals

     TIP is a non-diversified open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"); and

     Client wishes to retain Manager to render advisory services to Client and Manager is willing to render those services.

     Now, therefore, the parties agree as follows:

1.   Managed Assets

     Manager will provide investment management services with respect to assets placed with Manager on behalf of Client from time to time. Such assets, as changed by investment, reinvestment, additions, disbursements of expenses, and withdrawals, are referred to in this Agreement as the "Managed Assets." Client may make additions to or withdraw all or any portion of the Managed Assets from this management arrangement at any time.

2.   Appointment and Powers of Manager; Investment Approach

     (a) Appointment. TIP, acting on behalf of Client, hereby appoints Manager to manage the Managed Assets for the period and on the terms set forth in this Agreement. Manager hereby accepts this appointment and agrees to render the services herein described in accordance with the Manager's Investment Approach set forth in the Manager Profile (Manager's "Investment Approach") as such approach may be elaborated and refined with the consent of Foundation Advisers, Inc. ("FAI"), acting on behalf of Client. The Manager Profile pertaining to Manager is included in the prospectus (the "Prospectus") which is part of the Registration

Statement under the 1940 Act and the Securities Act of 1933, as amended on Form N1-A as filed with the Securities and Exchange Commission relating to Client and the shares of common stock in Client. The Registration Statement, with all amendments thereto, is referred herein as the "Registration Statement".

     (b) Powers. Subject to the supervision of the Board of Directors of TIP and subject to the supervision of FAI, which is Investment Adviser to Client, Manager shall direct investment of the Managed Assets in accordance with Manager's Investment Approach. Client grants the Manager authority to:

         (i) acquire (by purchase, exchange, subscription, or otherwise), to hold, and to dispose (by sale, exchange or otherwise) investments and other securities;

         (ii) determine what portion of the Managed Assets will be held uninvested; and

         (iii) enter into such agreements and make such representations (including representations regarding the purchase of securities for investment) as may be necessary or proper in connection with the performance by Manager of its duties hereunder.

     (c) Power of Attorney. To enable Manager to exercise fully discretion granted hereunder, TIP appoints Manager as its attorney in fact to invest, sell, and reinvest the Managed Assets as fully as TIP itself could do. Manager hereby accepts this appointment.

     (d) Voting. Manager shall be authorized to vote on behalf of Client any proxies relating to the Managed Assets, provided, however, that Manager shall comply with instructions received from Client as to the voting of securities and handling of proxies.

     (e) Independent Contractor. Except as expressly authorized herein, Manager shall for all purposes be deemed to be an independent contractor and shall have no authority to act for or to represent TIP, Client, or FAI in any way, or otherwise to be an agent of any of them.

3.   Requirements; Duties

     (a) Requirements. In performing services and otherwise discharging its obligations under this Agreement, Manager shall act in conformity with the following requirements (referred to collectively in this Agreement as the "Requirements"):

         (i)   the Articles of Incorporation and By-Laws of TIP;

         (ii) the Registration Statement, including the Manager's Investment Approach set forth therein;

         (iii) the 1940 Act, the Internal Revenue Code, and all other applicable federal and state laws and regulations;

         (iv)  instructions and directions of the Board of Directors of TIP;

         (v)   instructions and directions of FAI; and

         (vi) the Manager's Investment Guidelines, which shall be amended from time to time by the Investment Adviser.

     (b) Responsibility with Respect to Actions of Others. TIP places the investment portfolio of each of its Funds, including Client, with one or more investment managers. To the extent the applicability of, or conformity with, Requirements depends upon investments made by, or activity of, managers other than Manager, Manager agrees to comply with such Requirements to the extent Manager is provided with information sufficient to ascertain the applicability of such Requirements. If it appears to Client at any time that Client may not be in compliance with any Requirement and Client so notifies Manager, Manager shall promptly take such actions not inconsistent with applicable law as Client may specify to effect compliance.

     (c) Responsibility with Respect to Performance of Duties. In performing its duties under this Agreement, Manager will act solely in the interests of Client and shall use reasonable care and its best judgment. Manager will not deal with the Managed Assets in its own interest or for its own account.

4.   Recordkeeping and Reporting

     (a) Records. Manager shall maintain proper and complete records relating to the furnishing of investment management services under this Agreement, including records with respect to the Client's securities transactions required by Rule 31a-1 under the 1940 Act. All records maintained pursuant to this Agreement shall be subject to examination by Client and by persons authorized by it during reasonable business hours upon reasonable notice. Records required by Rule 31a-1 maintained as specified above shall be the property of Client; Manager will preserve such records for the periods prescribed by Rule 31a-2 under the 1940 Act and shall surrender such records promptly at the Client's request. Upon termination of this Agreement, Manager shall promptly return records that are Client's property and, upon demand, shall make and deliver to Client true and complete and legible copies of such other records maintained as required by this Section 4(a) as Client may request. Manager may retain copies of records furnished to Client.

     (b) Reports to Custodian. Manager shall provide to Client's custodian and to the Client on each business day information relating to all transactions concerning the Managed Assets.

     (c) Other Reports. Manager shall render to the Board of Directors of TIP and to FAI such periodic and special reports as the Board or FAI may reasonably request.

5.   Purchase and Sale of Securities

     (a) Selection of Brokers. Manager shall place all orders for the purchase and sale of securities on behalf of Client with brokers or dealers selected by Manager in conformity with the policy respecting brokerage set forth in the Registration Statement. Neither the Manager nor any of its officers, employees, or affiliates will act as principal or receive any compensation in connection with the purchase or sale of investments by Client other than the management fees provided for in Section 6 hereof.

     (b) Aggregating Orders. On occasions when Manager deems the purchase or sale of a security to be in the best interest of Client as well as other clients of Manager, the Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, the broker shall confirm the transactions on an average price basis and allocation of securities so purchased or sold, as well as the expense incurred in the transaction, will be made by Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to Client and its other clients.

6.   Management Fees; Expenses

     (a) Management Fees. Schedule 1 attached hereto sets out the fees to be paid by Client to Manager by the tenth business day of the following month in connection with this Agreement. The applicable fee rate will be applied to the Manager's average daily net assets (gross of expenses except custodian transaction charges), which is defined as that portion of the average daily net assets (gross of expenses except custodian transaction charges) of the Fund, computed as described in the Fund's Registration Statement, that is managed pursuant to this Agreement by the Money Manager.

     (b) Expenses. Manager shall furnish at its own expense all office facilities, equipment and supplies, and shall perform at its own expense all routine and recurring functions necessary to render the services required under this Agreement including administrative, bookkeeping and accounting, clerical, statistical, and correspondence functions. Client shall pay directly, or, if Manager makes payment, reimburse Manager for, (i) custodial fees for the Managed Assets, (ii) brokerage commissions, issue and transfer taxes and other costs of securities transactions to which Client is a party, including any portion of such commissions attributable to research and brokerage services; and
(iii) taxes, if any, payable by Client. In addition, Client shall pay directly, or, if Manager makes payment, reimburse Manager for, such non-recurring special out-of-pocket costs and expenses as may be authorized in advance by Client.

7.   Non-Exclusivity of Services

     Manager is free to act for its own account to provide services to others similar to those to be provided to Client hereunder. Client acknowledges that Manager and its officers and employees, and Manager's other clients may at any time have, acquire, increase, decrease or dispose of positions in the same investments which are at the same time being held, acquired for or disposed of under this Agreement for Client. Neither Manager nor any of its officers or employees shall have any obligation to effect a transaction under this Agreement simply because such a transaction is effected for his or its own account or for the account of another client.

8.   Liability

     Manager shall not be liable to Client for any error of judgment but Manager shall be liable to Client for any loss resulting from willful misfeasance, bad faith, or gross negligence by Manager in providing services under this Agreement or from reckless disregard by Manager of its obligations and duties under this Agreement.

9.   Representations

     (a) Manager hereby confirms to Client that Manager is registered as an investment adviser under the Investment Advisers Act of 1940, that it has full power and authority to enter into and perform fully the terms of this Agreement and that the execution of this Agreement on behalf of Manager has been duly authorized and, upon execution and delivery, this Agreement will be binding upon Manager in accordance with its terms.

     (b) TIP hereby confirms to Manager that it has full power and authority to enter into this Agreement and that the execution of this Agreement on behalf of Client has been duly authorized and, upon execution and delivery, this Agreement will be binding upon Client in accordance with its terms.

10.  Term

     This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided however that this Agreement may be terminated without the payment of any penalty, by the Client, if a decision to terminate is made by the Board of Directors of Client or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Client, or by the Manager, in each case with at least 30 days' written notice from the terminating party and on the date specified in the notice of termination.

     This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

11.  Amendment

     This Agreement may be amended by mutual consent, but the consent of Client must be approved in conformity with the requirements of the 1940 Act and any order of the Securities and Exchange Commission that may address the applicability of such requirements in the case of Client.

12.  Notices

     Notices or other communications required to be given pursuant to this Agreement shall be deemed duly given when delivered in person, or sent by telecopy, or three days after mailing registered mail postage prepaid as follows:

Client:   TIFF Investment Program
          c/o Foundation Advisers, Inc.
          P.O. Box 5165
          Charlottesville, Virginia 22905
          Telecopy:  804-977-4479

Manager:  Bee & Associates, Inc.
          370 Seventeenth St., Suite 5150
          Denver, CO   80202
          Attention:  Edward McMillan
          Telecopy:  303-592-5120

     Each party may change its address by giving notice as herein required.

13.  Sole Instrument

     This instrument constitutes the sole and only agreement of the parties to it relating to its object and correctly sets forth the rights, duties, and obligations of each party to the other as of its date. Any prior agreements, promises, negotiations or representations not expressly set forth in this Agreement are of no force or effect.

14.  Counterparts

     This Agreement may be executed in counterparts each of which shall be deemed to be an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

15.  Applicable Law

     This Agreement shall be governed by, and the rights of the parties arising hereunder construed in accordance with, the laws of the Commonwealth of Virginia without reference to principles of conflict of laws. Nothing herein shall be construed to require either party to do anything in violation of any applicable law or regulation.

IN WITNESS WHEREOF, the parties hereto execute this Agreement on and make it effective on the effective date specified in the first paragraph of this Agreement.


On behalf of Client by the               On behalf of Bee & Associates
TIFF Investment Program                  by:

/s/ Ester Cash                           /s/ Bruce B. Bee
- ----------------------------             -----------------------------
Signature                                Signature

ESTER CASH, VP                           BRUCE B. BEE, PRESIDENT
- ----------------------------             -----------------------------
       Name / Title                               Name / Title

                                   Schedule I

                          Performance Fee Calculation


Compensation

     As compensation for the services performed and the facilities and personnel provided by the Manager pursuant to this Agreement, the Client will pay to the Manager a fee according to the following formula:

     Fee = 15 + [ 0.270 x (Excess Return - 115)]; subject to Floor of 15 b.p., Cap of 200 b.p.

and computed in accordance with the following provisions.

Certain Defined Terms

     "Beginning Date" shall mean the date that the Manager begins (or resumes after a hiatus) to render services under this Agreement.

     "Managed Assets" is hereby defined as that portion of Client's assets allocated to Manager.

     "Minimum Fee" shall mean, with respect to any full calendar month, the result obtained by multiplying the average daily value of the net assets (gross of expenses) of Managed Assets during such month by 1/12th of the "floor rate" set forth in this Agreement.

     "Performance Adjusted Fee," with respect to a calendar month subsequent to the Transitional Period, shall mean the result obtained by multiplying the average daily value of the net assets of the Managed Assets during the performance measurement period by 1/12th of the Performance Fee Rate determined in accordance with the formula above, where the performance measurement period is the one-year period beginning on the first day of the thirteenth month prior to such month and ending on the last day of the second month prior to such month.

     "Performance Fee Rate" shall mean the rate of fee produced by application of the formula set forth above. Under such formula, the rate of fee varies directly with the time-weighted rate of return achieved for the Client by the Manager over the applicable performance measurement period, but is never greater than the "cap" rate nor less than the "floor" rate specified in the formula.
The rate of fee varies above and below the "fulcrum" fee rate, i.e., the rate that is midway between the cap rate and the floor rate, depending on the amount by which the Manager's return exceeds, or is less than, the return of the "benchmark" specified in the formula. (The rate of return at which the Performance Fee Rate will equal the fulcrum fee rate is equal to the benchmark return plus the "hurdle" rate incorporated in the formula.) The rate at which the Performance Fee Rate changes in response to a specified increment of change in the Manager's performance relative to the performance of the benchmark (i.e., the slope of the line graph appearing in Schedule 1) is constant (i.e., the graph's slope is a straight line). The Performance Fee Rate will change as the Manager's performance varies from the performance of the benchmark in increments of one basis point.

     "Start-Up Period" shall mean the period beginning on the Beginning Date and ending on either (i) the last day of the first full calendar month following the month in which the Beginning Date falls, where the Beginning Date is the first day of a calendar month, or (ii) the last day of the second full calendar month following the month in which the Beginning Date falls, where the Beginning Date is a day other than the first day of a calendar month.

     "Transitional Performance Fee" shall mean the result obtained by multiplying the average daily net assets (gross of expenses) of the Managed Assets during the performance measurement period by the Performance Fee Rate determined in accordance with the formula above, where the performance measurement period is the period beginning on the Beginning Date and ending on the last day of the tenth month of the Transitional Period (annualized, should the Beginning Date not be the first day of a calendar month).

     "Transitional Period" shall mean the period of twelve consecutive calendar months beginning on the day following the last day of the Start-Up Period.

Fee For Services During Start-Up Period

     For services rendered by the Manager hereunder during each calendar month, or portion of a calendar month, during the Start-Up Period, the Manager shall be entitled to a fee equal to 150% of the Minimum Fee (prorated, with respect to any period of less than a full calendar month, based on the number of days during such calendar month that the Manager provided services hereunder), payable by the Client on or about the tenth day of the month following the month in which such fees are earned.

Fee For Services During Transitional Period

     (a) Amount of Fee. For services rendered by the Manager hereunder during the Transitional Period, the Manager shall be entitled to a fee equal to the Transitional Performance Fee.

     (b) Payment of Fee. On or about the tenth day of each month of the Transitional Period, other than the first such month, the Client shall pay to the Manager an amount equal to the Minimum Fee applicable to the immediately preceding month. On or about the tenth day of the month following the end of the Transitional Period, the Client shall pay the Manager the difference between
(i) the Transitional Performance Fee and (ii) the sum of Minimum Fee payments made during the Transitional Period.

     (c) Early Termination. If the Manager ceases to render services hereunder at any time during, and before the end of, the Transitional Period, the Manager shall be entitled to a fee for services rendered hereunder during the Transitional Period equal to 150% of the Minimum Fee payments referred to in the immediately preceding paragraph (prorated for any period of less than a full calendar month that the Manager provided services hereunder based on the number of days during such month that the Manager provided services hereunder), with any amounts not previously paid being payable on or about the tenth day of the month following the month in which the Manager ceased to render services hereunder.

Fee For Services During Subsequent Months

     (a) Fee. For services rendered by the Manager hereunder during consecutive full calendar months subsequent to the end of the Transitional Period, the Manager shall be entitled to a fee equal to the Performance

Adjusted Fee, payable by the Client on or about the tenth day of the month following the month in which such fees are earned.

     (b) Early Termination. If the Manager ceases to render services hereunder at any time during, and before the end of, any such subsequent month, the Manager shall be entitled to a fee for services rendered hereunder during such month equal to 150% of the Minimum Fee (prorated based on the number of days during such calendar month that the Manager provided services hereunder) payable by the Client on or about the tenth day of the month following the month in which the Manager ceased to render services hereunder.

                                                                      Appendix D
                            Money Manager Agreement


     This Agreement is between the TIFF Investment Program, Inc.("TIP"), a Maryland Corporation, for the account of its TIFF International Equity Fund and such other of its Funds as may from time to time allot assets for management under this agreement (hereafter "Client"), and Lazard Freres Asset Management, a division of Lazard Freres & Co. (hereafter "Manager") and is effective as of ______________________, 1994 (the "Effective Date").

                                   Recitals

     TIP is a non-diversified open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"); and

     Client wishes to retain Manager to render advisory services to Client and Manager is willing to render those services.

     Now, therefore, the parties agree as follows:

1.  Managed Assets

     Manager will provide investment management services with respect to assets placed with Manager on behalf of Client from time to time. Such assets, as changed by investment, reinvestment, additions, disbursements of expenses, and withdrawals, are referred to in this Agreement as the "Managed Assets." Client may make additions to or withdraw all or any portion of the Managed Assets from this management arrangement at any time.

2.  Appointment and Powers of Manager; Investment Approach

     (a) Appointment. TIP, acting on behalf of Client, hereby appoints Manager to manage the Managed Assets for the period and on the terms set forth in this Agreement. Manager hereby accepts this appointment and agrees to render the services herein described in accordance with the Manager's Investment Approach set forth in the Manager Profile (Manager's "Investment Approach") as such approach may be elaborated and refined with the consent of Foundation Advisers, Inc. ("FAI"), acting on behalf of Client. The Manager Profile pertaining to Manager is included the prospectus (the "Prospectus") which is part of the Registration

Statement under the 1940 Act and the Securities Act of 1933, as amended on Form N1-A as filed with the Securities and Exchange Commission relating to Client and the shares of common stock in Client. The Registration Statement, with all amendments thereto, is referred herein as the "Registration Statement".

     (b) Powers. Subject to the supervision of the Board of Directors of TIP and subject to the supervision of FAI, which is Investment Adviser to Client, Manager shall direct investment of the Managed Assets in accordance with Manager's Investment Approach. Client grants the Manager authority to:

         (i) acquire (by purchase, exchange, subscription, or otherwise), to hold, and to dispose (by sale, exchange or otherwise) investments and other securities;

        (ii) determine what portion of the Managed Assets will be held uninvested; and

       (iii) enter into such agreements and make such representations (including representations regarding the purchase of securities for investment) as may be necessary or proper in connection with the performance by Manager of its duties hereunder.

     (c) Power of Attorney. To enable Manager to exercise fully discretion granted hereunder, TIP appoints Manager as its attorney in fact to invest, sell, and reinvest the Managed Assets as fully as TIP itself could do. Manager hereby accepts this appointment.

     (d) Voting. Manager shall be authorized to vote on behalf of Client any proxies relating to the Managed Assets, provided, however, that Manager shall comply with instructions received from Client as to the voting of securities and handling of proxies. All proxies shall be voted in accordance with Section 12(d)(1)(F) of the 1940 Act.

     (e) Independent Contractor. Except as expressly authorized herein, Manager shall for all purposes be deemed to be an independent contractor and shall have no authority to act for or to represent TIP, Client, or FAI in any way, or otherwise to be an agent of any of them.

3.  Requirements; Duties

     (a) Requirements. In performing services and otherwise discharging its obligations under this Agreement, Manager shall act in conformity with the following requirements (referred to collectively in this Agreement as the "Requirements"):

       (i) the Articles of Incorporation and By-Laws of TIP, a copy of which has been provided to Manager;

      (ii) the Registration Statement, including the Manager's Investment Approach set forth therein;

     (iii) the 1940 Act, the Internal Revenue Code, and all other applicable federal and state laws and regulations;

      (iv)      instructions and directions of the Board of Directors of TIP;

       (v)      instructions and directions of FAI; and

      (vi) the Manager's Investment Guidelines, which have been agreed to by Client and Manager, and which shall be amended from time to time by the Investment Adviser.

     (b) Responsibility with Respect to Actions of Others. TIP places the investment portfolio of each of its Funds, including Client, with one or more investment managers. To the extent the applicability of, or conformity with, Requirements depends upon investments made by, or activity of, managers other than Manager, Manager agrees to comply with such Requirements to the extent Manager is provided with information sufficient to ascertain the applicability of such Requirements. If it appears to Client at any time that Client may not be in compliance with any Requirement and Client so notifies Manager, Manager shall promptly take such actions not inconsistent with applicable law as Client may reasonably specify to effect compliance.

     (c) Responsibility with Respect to Performance of Duties. In performing its duties under this Agreement, Manager will act solely in the interests of Client and shall use reasonable care and its best judgment. Manager will not deal with the Managed Assets in its own interest or for its own account.

4.  Recordkeeping and Reporting

     (a) Records. Manager shall maintain proper and complete records relating to the furnishing of investment management services under this Agreement, including records with respect to the securities transactions for the Managed Assets required by Rule 31a-1 under the 1940 Act. All records maintained pursuant to this Agreement shall be subject to examination by Client and by persons authorized by it during reasonable business hours upon reasonable notice. Records required by Rule 31a-1 maintained as specified above shall be the property of Client; Manager will preserve such records for the periods prescribed by Rule 31a-2 under the 1940 Act and shall surrender such records promptly at the Client's request. Upon termination of this Agreement, Manager shall promptly return records that are Client's property and, upon demand, shall make and deliver to Client true and complete and legible copies of such other records maintained as required by this Section 4(a) as Client may reasonably request. Manager may retain copies of records furnished to Client.

     (b) Reports to Custodian. Manager shall provide to Client's custodian and to the Client on each business day information relating to all transactions concerning the Managed Assets.

     (c) Other Reports. Manager shall render to the Board of Directors of TIP and to FAI such periodic and special reports as the Board or FAI may reasonably request.

5.  Purchase and Sale of Securities

     (a) Selection of Brokers. Manager shall place all orders for the purchase and sale of securities on behalf of Client with brokers or dealers selected by Manager in conformity with the policy respecting brokerage set forth in the Registration Statement. Neither the Manager nor any of its officers, employees, or any of its "affiliated persons", as defined in the 1940 Act, will act as principal or receive any compensation in connection with the purchase or sale of investments by Client other than the management fees provided for in Section 6 hereof.

     (b) Aggregating Orders. On occasions when Manager deems the purchase or sale of a security to be in the best interest of Client as well as other clients of Manager, the Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, the broker shall confirm the transactions on an average price basis and allocation of securities so purchased or sold, as well as the expense incurred in the transaction, will be made by Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to Client and its other clients.

6.  Management Fees; Expenses

    (a) Management Fees. Schedule I attached hereto sets out the fees to be paid by Client to Manager by the tenth business day of the following month in connection with this Agreement. The applicable fee rate will be applied to the Manager's average daily net assets (gross of expenses), which is defined as that portion of the average daily net assets (gross of expenses) of the Fund, computed as described in the Fund's Registration Statement, that is managed pursuant to this Agreement by the Money Manager.

    (b) Expenses. Manager shall furnish at its own expense all office facilities, equipment and supplies, and shall perform at its own expense all routine and recurring functions necessary to render the services required under this Agreement including administrative, bookkeeping and accounting, clerical, statistical, and correspondence functions. Manager shall not have responsibility for calculating the Net Asset Value of the Client's portfolio, but must daily review the pricing of the Managed Assets. Client shall pay directly, or, if Manager makes payment, reimburse Manager for, (i) custodial, transfer agent, accounting and other professional fees for the Managed Assets,
(ii) brokerage commissions, issue and transfer taxes and other costs of securities transactions to which Client is a party, including any portion of such commissions attributable to research and brokerage services; and (iii) taxes, if any, payable by Client. In addition, Client shall pay directly, or, if Manager makes payment, reimburse Manager for, such non-recurring special out-of-pocket costs and expenses as may be authorized in advance by Client.

7.  Non-Exclusivity of Services

    Manager is free to act for its own account to provide services to others similar to those to be provided to Client hereunder. Client acknowledges that Manager and its officers and employees, and Manager's other clients may at any time have, acquire, increase, decrease or dispose of positions in the same investments which are at the same time being held, acquired for or disposed of under this Agreement for Client. Neither Manager nor any of its officers or employees shall have any obligation to effect a transaction under this Agreement simply because such a transaction is effected for his or its own account or for the account of another client. Client agrees that the Manager may refrain from providing any advice or services concerning securities of companies in which any officers, directors, partners or employees of the Manager or any of the Manager's affiliates act as financial adviser, investment manager or in any capacity that the Manager deems confidential, unless the Manager determines in its sole discretion that it may appropriately do so. The Client appreciates that, for good commercial and legal reasons, material nonpublic information which becomes available to affiliates of the Manager through these relationships cannot be passed on to the Client.

8.  Liability

     Manager shall not be liable to Client for any error of judgment but Manager shall be liable to Client for any loss resulting from willful misfeasance, bad faith, or gross negligence by Manager in providing services under this Agreement or from reckless disregard by Manager of its obligations and duties under this Agreement.

9.  Representations

     (a) Manager hereby confirms to Client that Manager is registered as an investment adviser under the Investment Advisers Act of 1940, that it has full power and authority to enter into and perform fully the terms of this Agreement and that the execution of this Agreement on behalf of Manager has been duly authorized and, upon execution and delivery, this Agreement will be binding upon Manager in accordance with its terms.

     (b) TIP hereby confirms to Manager that: (i) it has full power and authority to enter into this Agreement; (ii) the execution of this Agreement on behalf of Client has been duly authorized and, upon execution and delivery, this Agreement will be binding upon Client in accordance with its terms; (iii) the Registration Statement has been duly filed with the SEC and contains no material misstatement or omission; and (iv) TIP has informed the Manager of all legal limitations on the Manager's investment authority.

10.  Term

     This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided however that this Agreement may be terminated without the payment of any penalty, by the Client, if a decision to terminate is made by the Board of Directors of Client or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Client, or by the Manager, in each case with at least 30 days' written notice from the terminating party and on the date specified in the notice of termination.

     This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

11.  Change in Membership

     The Manager shall notify Client of any change in its membership within a reasonable period of time following such change. In addition, Manager will give TIP notice as soon as reasonably practicable (and prior notice when possible) of a change in the trader(s) and/or portfolio manager(s) providing services to TIP.

12.  Amendment

     This Agreement may be amended by mutual consent, but the consent of Client must be approved in conformity with the requirements of the 1940 Act and any order of the Securities and Exchange Commission that may address the applicability of such requirements in the case of Client.

13.  Notices

     Notices or other communications required to be given pursuant to this Agreement shall be deemed duly given when delivered in person, or sent by telecopy, or three days after mailing registered mail postage prepaid as follows:

Client:  TIFF Investment Program
         c/o Foundation Advisers, Inc.
         P.O. Box 5165
         Charlottesville, Virginia 22905

         Telecopy:  804-977-4479

Manager: Lazard Freres Asset Management
         One Rockefeller Plaza
         New York, NY   10020
         Telecopy:  212-698-1184

     Each party may change its address by giving notice as herein required.

14.  Sole Instrument

     This instrument constitutes the sole and only agreement of the parties to it relating to its object and correctly sets forth the rights, duties, and obligations of each party to the other as of its date. Any prior agreements, promises, negotiations or representations not expressly set forth in this Agreement are of no force or effect.

15.  Counterparts

     This Agreement may be executed in counterparts each of which shall be deemed to be an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

16.  Applicable Law

     This Agreement shall be governed by, and the rights of the parties arising hereunder construed in accordance with, the laws of the Commonwealth of Virginia without reference to principles of conflict of laws. Nothing herein shall be construed to require either party to do anything in violation of any applicable law or regulation.

In witness whereof, the parties hereto execute this Agreement on and make it effective on the effective date specified in the first paragraph of this Agreement.


On behalf of Client by the
TIFF Investment Program          On behalf of Manager by:

/s/ Esther Cash                   /s/ Herbert W. Gullquist
- -------------------              -------------------------------
    Signature                             Signature

Esther Cash, VP                  Herbert W. Gullquist
- -------------------              -------------------------------
Name / Title                     Name / Title -- General Partner

                                   Schedule I

                          Performance Fee Calculation


Compensation

     As compensation for the services performed and the facilities and personnel provided by the Manager pursuant to this Agreement, the Client pay to the Manager a fee according to the following formula:

     0.50% of average daily assets

                            TIFF INVESTMENT PROGRAM
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             SPECIAL MEETING OF MEMBERS OF THE TIFF INTERNATIONAL
                         EQUITY FUND -- MARCH 22, 1995

Revoking any such prior appointments, the undersigned hereby appoints David A. Salem and Esther L. Cash, and each of them, the proxies of the undersigned, with power of substitution to each of them, to vote all shares of the common stock of TIFF International Equity Fund, a series of common stock issued by TIFF Investment Program, Inc. which the undersigned is entitled to vote at the Special Meeting of Members of the TIFF International Equity Fund, to be held at 2405 Ivy Road, Charlottesville, Virginia on March 22, 1995 at 10:00 a.m. Eastern time, and any adjournment thereof.

Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR items (1) through (4).

(1) To approve a new money manager agreement between TIFF Investment Program, Inc. for the account of its TIFF International Equity Fund, and Delaware International Advisors Ltd., in a form identical to the existing money manager agreement with Delaware International Advisors Ltd.

                    [_] For      [_] Against    [_] Abstain

(2) To approve a new money manager agreement between TIFF Investment Program, Inc., for the account of its TIFF International Equity Fund, and Marathon Asset Management Ltd., in a form identical to the initial money manager agreement with Marathon Asset Management Ltd.

                    [_] For      [_] Against    [_] Abstain

(3) To approve a new money manager agreement between TIFF Investment Program, Inc., for the account of its TIFF International Equity Fund, and Bee & Associates Incorporated.

                    [_] For      [_] Against    [_] Abstain

(4) To approve a new money manager agreement between TIFF Investment Program, Inc., for the account of its TIFF International Equity Fund, and Lazard Freres Asset Management.

                    [_] For      [_] Against    [_] Abstain

(5) To transact such other business as may properly come before the meeting.

Please sign on behalf of the foundation indicated hereon and indicate your position with the foundation.

Foundation:________________________________________

Signature of Authorized Person:____________________

Title of Authorized Person:________________________

IEF Mkt Value at 2/28/95:__________________________

Date:______________________________________________

            PLEASE SIGN AND RETURN PROMPTLY -- NO POSTAGE REQUIRED